Richard P. Crane, Jr. (State Bar #058957)
   Joseph J. McCann, Jr. (State Bar #090655)
   Dennis M. P. Ehling (State Bar #168892)

Attorneys for Plaintiffs
ALLEN E. PAULSON, an individual; R&E GAMING CORP, a Delaware Corporation; ELSINORE ACQUISITION SUB, INC., a Nevada Corporation; RIVIERA ACQUISITION SUB, INC., a Nevada Corporation; CARLO CORPORATION, a Delaware
Corporation


                          UNITED STATES DISTRICT COURT

                     FOR THE CENTRAL DISTRICT OF CALIFORNIA

                               (Western Division)


ALLEN E. PAULSON, an individual;             )    Case No. 98-2644 LGB (AIJx)
R&E GAMING CORP, a Delaware                  )
Corporation; ELSINORE ACQUISITION            )    PLAINTIFF'S FIRST AMENDED
SUB, INC., a Nevada Corporation;             )    COMPLAINT FOR:
RIVIERA ACQUISITION SUB, INC., a Nevada      )
Corporation; CARLO CORPORATION, a            )    1)   FEDERAL SECURITIES
Delaware Corporation,                        )         VIOLATIONS;
                                             )    2)   NEVADA RICO VIOLATIONS;
                 Plaintiffs,                 )    3)   STATE SECURITIES
                                             )         VIOLATIONS;
     vs.                                     )    4)   RESCISSION;
                                             )    5)   FRAUD;
JEFFERIES & COMPANY, INC., a California      )    6)   NEGLIGENT
Corporation; M. BRENT STEVENS, an            )         MISREPRESENTATION
individual; STEVEN CROXTON, an individual,   )    7)   NEGLIGENCE;
PAUL VOIGT, an individual; ELSINORE          )    8)   BREACH OF CONTRACT;
CORPORATION, a Nevada Corporation;           )    9)   BREACH OF IMPLIED
RIVIERA HOLDINGS CORPORATION, a              )         COVENANT;
Nevada corporation; MORGENS, WATERFALL,      )    10)       BREACH OF
VINTIADIS & COMPANY, INC., a New York        )              FIDUCIARY DUTY;
Corporation; KEYPORT LIFE INSURANCE          )    11)       BREACH OF WARRANTY
COMPANY, a Rhode Island Corporation; and     )              PRESENTMENT;
SUNAMERICA LIFE INSURANCE                    )    12)       INTERFERENCE WITH
COMPANY, an Arizona Corporation,             )              CONTRACTUAL
                                             )              RELATIONS; AND
                 Defendants.                 )    13)       DECLARATORY RELIEF
-------------------------------------------- )

                                                  DEMAND FOR JURY TRIAL
                                                  (F.R.Civ.P. Rule 38)

     Plaintiffs Allen E. Paulson, R&E Gaming Corp, Elsinore Acquisition Sub, Inc., Riviera Acquisition Sub, Inc. and Carlo Corporation ("Plaintiffs"), by and through their attorneys of record, Musick, Peeler & Garrett llp, bring this action against Defendants and allege as follows:

                                  JURISDICTION
                                  ------------

          1. This Court has jurisdiction of this matter pursuant to 28 U.S.C. ss. 1331 (Federal Question), 15 U.S.C. ss. 78aa (Securities Law Violations), 28 U.S.C. ss. 1367(a) (Supplemental Jurisdiction) and 28 U.S.C. ss. 2201 (Declaratory Judgment Act).

                                      VENUE
                                      -----

          2. Venue is proper in the Central District of California based on 28 U.S.C. 1391(b)(1)-(2) and 1391(c).

                                   THE PARTIES
                                   -----------

          3. Plaintiff Allen E. Paulson ("Paulson") is, and at all times herein mentioned was, an individual residing and conducting business in the State of California. Paulson is the sole shareholder of R&E Gaming Corp. Paulson is also the sole shareholder of Carlo Corporation. 4. Plaintiff R&E Gaming Corp ("R&E Gaming") is a corporation organized and existing under the laws of the State of Delaware. R&E Gaming is the sole shareholder of Elsinore Acquisition Sub, Inc. and Riviera Acquisition Sub, Inc. 5. Plaintiff Elsinore Acquisition Sub, Inc. ("EAS") is a corporation organized and existing under the laws of the State of Nevada. EAS is a subsidiary of R&E Gaming. 6. Plaintiff Riviera Acquisition Sub, Inc. ("RAS") is a corporation organized and existing under the laws of the State of Nevada. RAS is a subsidiary of R&E Gaming. For convenience, Paulson, R&E Gaming, EAS and RAS are sometimes referred to herein as the "R/E Plaintiffs."

          7. Plaintiff Carlo Corporation ("Carlo") is a corporation organized and existing under the laws of the State of Delaware.

          8. Defendant Jefferies & Company, Inc. ("Jefferies") is a corporation organized and existing under the laws of the State of California with its principal place of business in Los Angeles, California. Jefferies is registered with the United States Securities Exchange Commission as a broker/dealer and an investment advisor.

          9. Defendant Elsinore Corporation ("Elsinore") is a corporation organized and existing under the laws of the State of Nevada with its principal place of business in Las Vegas, Nevada. Elsinore is the owner of the Four Queens Hotel and Casino in Las Vegas, Nevada.

          10. Defendant Riviera Holdings Company ("RHC") is a corporation organized and existing under the laws of the State of Nevada with its principal place of business in Las Vegas, Nevada. RHC is the owner of the Riviera Hotel & Casino in Las Vegas, Nevada.

          11. Through an agreement between RHC and R&E Gaming, RHC has consented to the jurisdiction of the United States District Court for the Central District of California with respect to this action.

          12. Defendant Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens, Waterfall") is a corporation organized and existing under the laws of the State of New York with its principal place of business in New York, New York. Morgens, Waterfall is the record and beneficial owner of approximately 94.3% of the shares of common stock in Elsinore and is the record and beneficial owner of approximately 25.9% of the shares of common stock of RHC.

          13. Plaintiffs are informed and believe, and thereupon allege, that John C. "Bruce" Waterfall ("Waterfall") is, and at all relevant times hereto was, an individual conducting business in New York, New York as the President of Morgens, Waterfall.

          14. Defendant Keyport Life Insurance Company ("Keyport") is a corporation organized and existing under the laws of the State of Rhode Island with its principal place of business in Boston, Massachusetts. Keyport is the record and beneficial owner of approximately 17.5% of the shares of common stock of RHC.

          15. Defendant SunAmerica Life Insurance Company ("SunAmerica") is a corporation organized and existing under the laws of the State of Arizona with its principal place of business in Los Angeles, California. SunAmerica is the record and beneficial owner of approximately 15.5% of the shares of common stock of RHC.

          16. Defendant M. Brent Stevens ("Stevens") is, and at all times relevant hereto was, an individual residing and conducting business in the County of Los Angeles, California. Plaintiffs are informed and believe, and thereupon allege, that Stevens is presently a Managing Director of Jefferies, and at all other times relevant hereto was a Senior Vice President of Jefferies.

          17. Plaintiffs are informed and believe, and thereupon allege, that Defendant Steven Croxton ("Croxton") is, and at all times relevant hereto was, an individual conducting business in New Orleans, Louisiana, and is and was a Vice President of Jefferies.

          18. Plaintiffs are informed and believe, and thereupon allege, that Defendant Paul Voigt ("Voigt") is, and at times relevant hereto was, an individual conducting business in New York, New York, and is and was an employee of Jefferies.

          19. City National Bank is a corporation organized and existing under the laws of the State of California with its principal place of business in Los Angeles, California. City National Bank was named as a Defendant to this action in the original Complaint.

          20. State Street Bank and Trust Company of California, N.A. ("State Street Bank") is a Federally chartered bank with its principal place of business in Los Angeles, California. State Street Bank was named as a Defendant to this action in the original Complaint.

                           COMMON FACTUAL ALLEGATIONS
                           ---------------------------

A.  The Riviera and Elsinore Transaction

          21. Paulson is the record and beneficial owner of approximately 9.4% of the outstanding stock of RHC.

          22. In 1996, Paulson expressed interest to RHC's Board of Directors about acquiring a controlling interest in RHC. In response, RHC's President, William L. Westerman ("Westerman"), informed Paulson that Paulson must negotiate directly with Waterfall, and that no deal could be consummated or agreed to unless Morgens, Waterfall was taken care of first and Morgens, Waterfall agreed in advance to any such deal.

          23. RHC's Board of Directors, acting on behalf of RHC, subsequently informed Paulson that no deal could be consummated or agreed to unless: (1) the price and terms of the deal were satisfactory to the majority shareholders of
RHC: Morgens, Waterfall, Keyport and SunAmerica (collectively the "RHC Majority Shareholders"); and (2) the remaining shareholders (other than Paulson) were offered the opportunity to sell their shares to Paulson on the same terms as those offered to the RHC Majority Shareholders. Thus, in any deal to obtain a controlling interest in RHC, Paulson was required to acquire all of RHC.

          24. As a result of the conditions spelled-out by Westerman and RHC's Board of Directors, RHC either expressly or effectively ceded full authority to negotiate Paulson's acquisition of RHC to the RHC Majority Shareholders, and particularly to Morgens, Waterfall.

          25. When Stevens (on Paulson's behalf) approached Waterfall to negotiate for the purchase of RHC, Waterfall stated that Morgens, Waterfall would not sell its interest in RHC unless Paulson also agreed to purchase Morgens, Waterfall's 94.3% interest in Elsinore. Thus, given RHC's directive that no deal could occur without satisfying Morgens, Waterfall's demands, the acquisition of Elsinore became an essential part of any deal to acquire RHC.

          26. Paulson eventually acceded to Morgens, Waterfall's demand and agreed to purchase Elsinore along with RHC. As a result, in or about March of 1997, the RHC Majority Shareholders agreed to grant R&E Gaming an option to buy their collective 58.9% stake in

RHC for approximately $15 per share (plus interest), and Morgens, Waterfall agreed to grant R&E Gaming an option to acquire Morgens, Waterfall's 94.3% share in Elsinore for approximately $3.16 per share (plus interest). This transaction shall hereafter be referred to as the "Riviera/Elsinore Transaction."

B.  The Riviera and Elsinore Agreements

          27. On October 31, 1995, Elsinore and certain of its wholly-owned subsidiaries filed for protection pursuant to Chapter 11 of the U.S. Bankruptcy Code. Thereafter, on February 28, 1997, a Plan of Reorganization ("Plan") was approved. Pursuant to this Plan, 4,929,313 shares of Common Stock were issued, 4,646,440 of which, or 94.3% of the total outstanding shares were acquired by Morgens, Waterfall. There is no organized or established trading market for Elsinore's Common Stock. The Common Stock price is reported on the NASDAQ "bulletin board." On May 14, 1997, the day preceding Elsinore's announcement that Paulson had expressed an interest in acquiring all of the outstanding Common Stock, the high and low sales price of the Common Stock was $.13 1/2 (13 1/2(cent)) per share.

          28. The acquisition of Elsinore, as eventually structured, included two principal agreements: (1) an Option and Voting Agreement; and (2) an Agreement and Plan of Merger. The acquisition of Elsinore is hereafter referred to as the "Elsinore Merger."

          29. As of September 15, 1997, R&E Gaming and Morgens, Waterfall executed an Option and Voting Agreement (the "Elsinore Option Agreement"), whereby Morgens, Waterfall agreed to vote its 94.3% of the shares in Elsinore for approval of the Elsinore Merger. The Elsinore Option Agreement also gave R&E Gaming an option to purchase the shares held by Morgens, Waterfall at an exercise price of $3.16 per share (the "Elsinore Purchase Option"). The Elsinore Purchase Option is exercisable at any time after the date of execution, but no later than the date on which the Elsinore Merger Agreement is terminated or, if it has not been terminated, June 1, 1998.

          30. The Elsinore Option Agreement contains numerous representations and warranties, covenants and conditions--including the representation by Morgens, Waterfall that it was not subject to any agreement or understanding that would make it subject to a valid claim by any broker, investment banker, finder or other intermediary in connection with the transactions thereby contemplated--all of which are set forth verbatim in the copy of the Elsinore Option Agreement attached hereto as Exhibit "1" and incorporated herein by reference.

          31. The Elsinore Option Agreement did not extend to Elsinore's minority shareholder(s) the same rights as were granted to Morgens, Waterfall:

          a. The Elsinore Option Agreement provides that, if the Riviera Merger Agreement and the Riviera Option Agreement (as defined below) are consummated but the Elsinore Merger is not consummated, Morgens, Waterfall could nevertheless, under a "Put Option," require R&E Gaming to purchase all of Morgens, Waterfall's 4,646,440 shares of Elsinore Common Stock at the $3.16 per share exercise price, or an aggregate of $14,682,750.40. In such an event, the minority shareholders of Elsinore remain minority shareholders and do not have the opportunity to sell their shares.

          b. As part of the agreement to grant R&E Gaming the Elsinore Purchase Option, Morgens, Waterfall demanded that R&E Gaming pay Morgens, Waterfall $2,936,550.08 if the transactions contemplated by the Elsinore Merger Agreement are not consummated for any reason other than a NonPayment Termination Event (as therein defined). The minority shareholders have no such equivalent payment right.

          c. In order to secure payment of this obligation, R&E Gaming agreed to deliver and did deliver to Morgens, Waterfall a letter of credit in the amount of $2,936,550.08 (the "Elsinore/Morgens, Waterfall Letter of Credit").

          32. The Elsinore/Morgens, Waterfall Letter of Credit was issued by City National Bank, and provided that it could be negotiated only when the presenter signed and presented a Certificate of Drawing along with the Letter of Credit certifying that the conditions under the Elsinore Option Agreement entitling Morgens, Waterfall to payment had been met. True and correct copies of the Letter of Credit and the form of the Certificate are attached hereto as Exhibit "2" and are incorporated herein by reference.

          33. As of September 15, 1997, Elsinore, R&E Gaming and EAS executed a Merger Agreement (the "Elsinore Merger Agreement"), whereby EAS was to merge into and acquire Elsinore for a total cost of approximately $54 million ($3.16 per share, plus the assumption of approximately another $38 million in debt). A true and correct copy of the Elsinore Merger Agreement is attached hereto as Exhibit "3" and is incorporated herein by reference.

          34. The Elsinore Merger Agreement contains numerous representations and warranties, covenants and conditions--including the representation that Elsinore had not employed any broker, finder or financial advisor or incurred any liability for any brokerage fees, commissions, finder's fees or financial advisor's fees in connection with the transactions thereby contemplated--all of which are set forth verbatim in the copy of the Elsinore Merger Agreement attached hereto as Exhibit "3" and incorporated herein by reference.

          35. On or about December 24, 1997, Elsinore issued and filed with the Securities and Exchange Commission an Information Statement regarding the Elsinore Merger. A true and correct copy of this Information Statement is attached hereto as Exhibit "4" and incorporated herein by reference.

          36. The Board of Directors of Elsinore, lead by Waterfall as Chairman of the Board, approved and adopted the Elsinore Option Agreement and the Elsinore Merger Agreement.

          37. On or about February 4, 1998 the stockholders of Elsinore held a special meeting and voted for approval and adoption of the Elsinore Merger Agreement.

          38. The acquisition of RHC, as eventually structured, included: (1) an Option and Voting Agreement; and (2) an Agreement and Plan of Merger. In addition, the acquisition of RHC included an Escrow Agreement to provide the remaining shareholders in RHC, other than Paulson, the same basic financial compensation as the RHC Majority Shareholders. The acquisition of RHC is hereafter referred to as the "Riviera Merger."

          39. As of September 15, 1997, the RHC Majority Shareholders and R&E Gaming executed an Option and Voting Agreement (the "Riviera Option Agreement"), whereby the RHC Majority Shareholders agreed to vote their shares in RHC for approval of the Riviera Merger. The Agreement also gave R&E Gaming an option to purchase the shares held by the RHC Majority Shareholders at an exercise price of $15 per share (the "Riviera Purchase Option"). The Riviera Purchase Option is exercisable at any time after the date of execution, but no later than the date on which the Riviera Merger Agreement is terminated or, if it has not been terminated, June 1, 1998.

          40. The Riviera Option Agreement contains numerous representations and warranties, covenants and conditions, including the representation that none of the RHC Majority Shareholders were subject to any agreement or understanding that would make any of them subject to any valid claim by any broker, investment banker, finder or other intermediary in connection with the transactions thereby contemplated--all of which are set forth verbatim in the copy of the Riviera Option Agreement attached hereto as Exhibit "5" and hereby incorporated by reference.

          41. In order to secure payment of partial consideration to the RHC Majority Shareholders, R&E Gaming agreed to deliver and did deliver to the RHC Majority Shareholders separate Letters of Credit: the first, delivered to Morgens, Waterfall in the amount of $3,817,680 (the "Riviera/Morgens, Waterfall Letter of Credit"); the second, delivered to Keyport in the amount of $2,571,480 (the "Keyport Letter of Credit"); the third, delivered to SunAmerica in the amount of $2,285,760 (the "SunAmerica Letter of Credit").

          42. As of September 15, 1997,R&E Gaming, RHC and State Street Bank executed an Escrow Agreement (the "Riviera Escrow Agreement"), whereby R&E Gaming agreed to deposit and did deposit into escrow a letter of credit in favor of State Street Bank as the escrow agent (the "RHC Letter of Credit") in the amount of $5,172,427. The terms of the Riviera Escrow Agreement specify a procedure for one or the other party thereto to demand payment or return of the RHC Letter of Credit. A true and correct copy of the Riviera Escrow Agreement is attached hereto as Exhibit "6" and is incorporated herein by reference.

          43. The Riviera/Morgens, Waterfall Letter of Credit, the Keyport Letter of Credit, and the SunAmerica Letter of Credit were all issued by City National Bank, and each Letter of Credit provided that it could be negotiated only when the presenter signed and presented a certification along with the Letter of Credit certifying that the conditions under the Riviera Option Agreement entitling the named beneficiary to payment had been met. True and correct copies of these Letters of Credit and the form of the required Certificates are attached hereto as Exhibits "7" through Exhibit "9" and incorporated herein by reference.

          44. The RHC Letter of Credit was issued by City National Bank, and provided that it could be negotiated only when the presenter signed and delivered a certification along with the Letter of Credit certifying that the demand for payment under the RHC Letter of Credit was in compliance with the Riviera Escrow Agreement. A true and correct copy of this Letter of Credit is attached hereto as Exhibit "10" and is incorporated herein by reference.

          45. As of September 15, 1997, RHC, R&E Gaming and RAS executed a Merger Agreement (the "Riviera Merger Agreement"), whereby RAS was to merge into and acquire RHC for a total cost of approximately $250 million ($15.00 per share, plus the assumption of approximately another $175 million in debt). A true and correct copy of the Riviera Merger Agreement is attached hereto as Exhibit "11" and is incorporated herein by reference.

          46. The Riviera Merger Agreement contains numerous representations and warranties, covenants and conditions including the representation that RHC had not employed or incurred any liability to any broker, finder or financial advisor with respect to the transactions thereby contemplated--all of which are set forth verbatim in the copy of the Riviera Merger Agreement attached hereto as Exhibit "11" and incorporated herein by reference.

          47. The RHC Board of Directors of RHC approved and adopted the Riviera Option Agreement and the Riviera Merger Agreement.

          48. On or about January 14, 1998, RHC issued a Proxy Statement (the "RHC Proxy Statement") regarding the proposed Riviera Merger, which Statement stated that "Jefferies will receive a fee of approximately $1 million out of the price to be paid by Paulson Holdings for the shares of Elsinore's common stock."

          49. The RHC Proxy Statement contains numerous statements and representations--all of which are set forth verbatim in the copy of the Riviera Merger Agreement attached hereto as Exhibit "12" and incorporated herein by reference.

          50. On or about February 5, 1998, the stockholders of RHC held a Special Meeting and voted for approval and adoption of the Riviera Merger Agreement.

C.  Termination  of the  Elsinore  and  Riviera  Option and Merger Agreements
    -------------------------------------------------------------------------

          51. By letter of April 1, 1998,  R&E Gaming  terminated  the  Elsinore
Option  Agreement   pursuant  to  the  provisions   thereof.   This  termination
constituted a Non-Payment Termination Event as defined therein.

          52. By letter of April 2, 1998,  R&E  Gaming  terminated  the  Riviera
Option  Agreement   pursuant  to  the  provisions   thereof.   This  termination
constituted a Non-Payment Termination Event as defined therein.

          53. By letters of April 1, April 2 and April 6, 1998, R&E Gaming and EAS terminated the Elsinore Merger Agreement pursuant to the provisions thereof. This termination constituted a Non-Payment Termination Event as defined therein.

          54. By letters of April 2 and April 6, 1998, R&E Gaming and RAS terminated the Riviera Merger Agreement pursuant to the provisions thereof. This termination constituted a Non-Payment Termination Event as defined therein.

          55. On April 2 , 1998, Morgens, Waterfall presented to City National Bank the Elsinore/Morgens, Waterfall Letter of Credit and a Certificate for Drawing, signed by Waterfall, stating that the requisite conditions entitling it to payment had been met. True and correct copies of this Letter and Certificate are attached hereto as Exhibit "13" and are incorporated herein by reference.

          56. On April 2, 1998, RHC presented to State Street Bank correspondence deemed to "constitute the company Certificate required by the Escrow Agreement" for negotiation of the RHC Letter of Credit stating and representing that the requisite conditions entitling it to payment had been met. True and correct copies of this correspondence and the Certificate are attached hereto as Exhibit "14" and are incorporated herein by reference.

          57. At the time that RHC made this presentation and these representations, RHC knew that such representations were false in that the conditions which would entitle RHC to payment had not been met and/or R&E Gaming was entitled to return of the Escrow Consideration (as hereafter defined).

          58. On April 2, 1998, R&E Gaming presented to State Street Bank correspondence constituting a Gaming Certificate as required by the Escrow Agreement. On April 8, 1998, R&E Gaming presented to State Street Bank correspondence constituting a Gaming Contesting Certificate as required by the Escrow Agreement. True and correct copies of these certificates are attached hereto as Exhibit "15" and Exhibit "16" and are incorporated herein by reference.

          59. On April 3, 1998, Morgens, Waterfall presented to City National Bank the Riviera/Morgens, Waterfall Letter of Credit and a Certificate of Drawing, signed by Waterfall, stating that the requisite conditions entitling it to payment had been met. A true and correct copy of this Certificate is attached hereto as Exhibit "17" and is incorporated herein by reference.

          60. On April 3, 1998, Keyport presented to City National Bank the Keyport Letter of Credit and a Certificate of Drawing stating that the requisite conditions entitling it to payment had been met. A true and correct copy of this Certificate is attached hereto as Exhibit "18" and is incorporated herein by reference.

          61. On April 3, 1998, SunAmerica presented to City National Bank the SunAmerica Letter of Credit and a Certificate of Drawing stating that the requisite conditions entitling it to payment had been met. A true and correct copy of this Certificate is attached hereto as Exhibit "19" and is incorporated herein by reference.

D.  Dealings and Agreements Involving Jefferies
    -------------------------------------------

          62. On or about November 26, 1996, Paulson and Jefferies (acting through its Senior Vice President, M. Brent Stevens) executed a written retainer agreement whereby Paulson and his affiliates retained Jefferies to act as the financial advisor to Paulson and his affiliates in connection with "any financing or acquisition activity . . . in the gaming industry for the next two years." A true and correct copy of the November 26, 1996 written retainer agreement is attached hereto as Exhibit "24" and is incorporated herein by reference.

          63. On or about January 30, 1997, Paulson and Jefferies (acting through Stevens) executed a further written retainer agreement (the "Jefferies Retainer Agreement") whereby Paulson "and his affiliates" retained Jefferies to act as financial advisor and placement agent or underwriter to Paulson and his affiliates in connection with "any financing, investment or acquisition activities . . . during the next eighteen months . . . in the gaming industry, including but not limited to projects involving Gold River Hotel and Casino Corporation, [and] Riviera Holdings Corporation." A true and correct copy of the Jefferies Retainer Agreement is attached hereto as Exhibit "20" and is incorporated herein by reference.

          64. The Jefferies Retainer Agreement recites that "in full payment for all services rendered and to be rendered by Jefferies," Jefferies would accept payment from Paulson and his affiliates as follows:

          a. a retainer of $30,000 per month, not to exceed a total of $210,000, and

          b. in the event that Paulson and his affiliates complete a Transaction (as defined in the Jefferies Retainer Agreement) involving an acquisition, a fee of 1% of the total enterprise value of the acquiring and acquired entities, less the total amount of retainer paid.

          65. R&E Gaming, RAS, EAS and Carlo are all affiliates of Paulson in that Paulson is the sole shareholder of R&E Gaming and Carlo, and R&E Gaming is the sole shareholder of RAS and EAS.

          66. Jefferies represented to Plaintiffs that Jefferies would use its skills and experience to represent Plaintiffs as their financial advisor acting solely on behalf of Plaintiffs, with the knowledge and specific intention that Plaintiffs would rely on Jefferies to do so.

          67. As an experienced financial advisor, knowledgeable in complex securities and financial arrangements, Jefferies knew that Paulson would rely on Jefferies for its assistance and advice with respect to any decision made by Paulson as to whether or not to proceed with each proposed merger or acquisition in the gaming industry.

          68. Plaintiffs entrusted, placed their confidence in, and relied on Jefferies to assist them, advise them, negotiate on their behalf and perform due diligence on their behalf with respect to the Riviera/Elsinore Transaction and the Riverboat Transaction (as hereafter defined), including Jefferies' negotiation and advice as to the appropriate price, terms and conditions for the Riviera/Elsinore Transaction and the Riverboat Transaction. Plaintiffs entrusted, placed their confidence in, and relied on Jefferies to represent only the interests of Plaintiffs in performing these duties.

     1.   Jefferies' Undisclosed Fees
          ---------------------------

          69. In early 1997, Jefferies (through its representative Paul Voigt) and Morgens, Waterfall (through Waterfall) entered into an oral agreement (the "Jefferies First Finders Agreement re Paulson") whereby Morgens, Waterfall agreed to pay Jefferies a fee of approximately $1.25 million for Jefferies' services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore to Paulson and/or R&E Gaming. Neither Jefferies nor
Morgens, Waterfall nor any other person or entity ever disclosed the Jefferies First Finders Agreement re Paulson to Plaintiffs, or any of them, at any time prior to October of 1997.

          70. In or about May 1997, Jefferies (through its Managing Director, David P. St. Jean) and Casino Magic Corporation ("Casino Magic") (through its Chief Financial Officer, Jon S. Osman) entered into a written agreement (the "Jefferies Finders Agreement re Players") whereby Casino Magic agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of the Crescent City Queen Riverboat (the "Riverboat") in Mississippi. A true and correct copy of this agreement is attached hereto as Exhibit "21" and is incorporated herein by reference.

          71. The Jefferies Finders Agreement re Players recites that the investor Jefferies has found in connection with the sale of the Riverboat is Players International, Inc. ("Players") and that for this introduction and service, Casino Magic is to pay a fee to Jefferies, upon the sale of the Riverboat, equal to 2.5% of the aggregate amount of the sale. Neither Jefferies nor Casino Magic nor Players nor any other person or entity ever disclosed the Jefferies Finders Agreement re Players to Plaintiffs, or any of them, at any time before late February of 1998.

          72. On or about June 18, 1997, Jefferies (through its Vice President Steven D. Croxton) and Casino Magic of Louisiana Corp. ("Casino Magic Louisiana") (through its President and CEO James E. Ernst) entered into an agreement (the "Jefferies Second Finders Agreement re Paulson") whereby Casino Magic Louisiana agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of the Riverboat. A true and correct copy of this agreement is attached hereto as Exhibit "22" and is incorporated herein by reference.

          73. The Jefferies Second Finders Agreement re Paulson recites that the investor Jefferies has found in connection with the sale of the Riverboat is Paulson and that for this introduction and service, Casino Magic Louisiana is to pay a fee to Jefferies, upon the sale of the Riverboat, equal to 5% of the aggregate amount of the sale. Neither Jefferies nor Casino Magic Louisiana nor any other person or entity ever disclosed the Jefferies Second Finders Agreement re Paulson to Plaintiffs, or any of them, at any time before late February of 1998.

     2.   The Crescent Queen Agreement and Transaction
          --------------------------------------------

          74. Plaintiffs entrusted and relied on Jefferies to advise them, negotiate on their behalf and perform due diligence on their behalf with respect to Paulson's dealings with Casino Magic and/or Casino Magic Louisiana, including Jefferies' negotiation and advice as to the appropriate price, terms and conditions for the Riverboat. Plaintiffs entrusted and relied on Jefferies to represent only the interests of Plaintiffs in performing these duties.

          75. On July 1, 1997, Casino Magic Louisiana (through its President and CEO, James E. Ernst) and Carlo (through its President, Paulson) executed a Buy-Sell Agreement (the "Riverboat Sale Agreement") whereby, subject to specified conditions, Carlo agreed to purchase the Riverboat for $12.25 million. The Riverboat Sale Agreement called for Carlo to deliver a $1 million deposit to Casino Magic Louisiana, and provided that Carlo would have thirty days to inspect and accept or reject the Riverboat. A true and correct copy of the Riverboat Sale Agreement is attached hereto as Exhibit "23" and is incorporated herein by reference.

          76. Before entering into the Riverboat Sale Agreement, Casino Magic Louisiana personnel represented to Paulson that wiring for surveillance equipment and slot machines was in place on the Riverboat. Thereafter, Paulson learned that the Riverboat had been "cannibalized" and that much of the wiring and other equipment had, in fact, been removed.

          77. On July 29, 1997, Carlo provided notice that the condition of the Riverboat was such that Carlo would not proceed with the transaction and, therefore, demanded the return of the $1 million deposit. Casino Magic Louisiana has failed or refused to return the deposit and Carlo has filed suit in Mississippi against Casino Magic Louisiana to recover the deposit funds (the "Casino Magic Suit"). (The entire series of events and agreements related to the Riverboat will be referred to herein as the "Riverboat Transaction").

     3.   The Black Hawk Project and Related Funding
          ------------------------------------------

          78. In 1996 and 1997, RHC was in the process of developing a hotel and casino at a site in Black Hawk, Colorado (the "Black Hawk Project").

          79. On or about August 13, 1997, RHC issued approximately $175 million in bonds to refinance certain of its existing debt and raise cash for completion of the Black Hawk Project and certain capital improvements at the Riviera Hotel & Casino.

          80. Through Westerman, RHC represented to the R/E Plaintiffs that Paulson could not participate in the decision of whether or not RHC should undertake this $175 million bond issuance because of RHC control issues with respect to Nevada gaming rules and regulations. Nevertheless, RHC represented to the R/E Plaintiffs that the bond issuance and the Black Hawk Project would be in the best interests of RHC.

          81. Jefferies knew Paulson, R&E Gaming, RAS and EAS could have no role or say in RHC's decision to incur the additional debt involved in the $175 million bond issuance and that the R/E Plaintiffs would rely on Jefferies' advice as to whether or not to execute the agreements related to the Riviera/Elsinore Transaction after this debt was incurred. Further, Jefferies knew or should have known, as the expert it purported to be and in its role as Plaintiffs' financial advisor, that the debt would adversely affect RHC and the value of RHC.

          82. After review of the information provided by RHC, Jefferies failed to advise the R/E Plaintiffs that the bond issuance and the Black Hawk Project would not be in the best interests of RHC. Rather, Jefferies presented financial analyses and projections in a presentation dated May 1, 1997 which included predictions for the Black Hawk Project earning $7.1 million in 1998, and which included a recommendation in favor of the $175 million bond issuance.

          83. When the $175 million worth of bonds were issued, Jefferies acted as one of the initial purchasers of that debt issuance for RHC and earned a commission of approximately $4.3 million.

     4.   Ongoing Representations and Involvement by Jefferies
          ----------------------------------------------------

          84. From the period of November 26, 1996 through at least August 29, 1997, Stevens, Croxton and others regularly communicated with and transmitted and presented information and analyses to Plaintiffs regarding factual and financial data regarding the Riverboat transaction, the condition of the Riverboat, and the price to be paid by Paulson and Carlo with respect to the Riverboat Transaction. A detailed list of certain such communications regarding the Riviera/Elsinore Transaction is attached hereto as Appendix "A" and is incorporated herein by reference.

          85. With each such communication and each transmission and presentation of information and analyses, Stevens, Croxton and others represented to Plaintiffs that Jefferies was acting as Plaintiffs' financial advisor with respect to the Riverboat transaction. Yet neither Stevens nor Croxton nor any other representative of Jefferies disclosed to or advised Paulson or Carlo or any of their representatives that, simultaneously with representing Paulson and Carlo in the negotiations for the price, terms and conditions of the Riverboat Transaction, Jefferies was also representing the opposite party to such negotiations (Casino Magic) in the same transaction.

          86. From the period of November 26, 1996 through early 1998, Stevens, Croxton, Voigt and others communicated with, transmitted and presented certain information and analyses to Paulson regarding the Riviera/Elsinore Transaction, the profitability and business operations of RHC and Elsinore, and the price to be paid by the R/E Plaintiffs with respect to the Riviera/Elsinore Transaction. A detailed list of certain such communications regarding the Riviera/Elsinore Transaction is attached hereto as Appendix "B" and is incorporated herein by reference.

          87. With each such communication and each transmission and presentation of information and analyses, Stevens, Croxton, Voigt and others represented to Plaintiffs that Jefferies was acting as Plaintiffs' financial advisor with respect to the Riviera/Elsinore Transaction, with the intent that Plaintiffs continue to rely on Jefferies to act as their financial advisor. The R/E Plaintiffs did so rely on Jefferies to continue to act as their financial advisor with respect to the Riviera/Elsinore Transaction.

          88. In or about May or June of 1997, Jefferies through Stevens, Croxton, Voigt and others, represented to the R/E Plaintiffs that the price, terms and conditions which Jefferies had negotiated for the Riviera/Elsinore transaction were the best which could be negotiated for the R/E Plaintiffs. Such representations were made with the intent and knowledge that the R/E Plaintiffs would rely on Jefferies' financial advice that such terms and conditions, including price, were the best which could be negotiated for the R/E Plaintiffs.

          89. In fact, Jefferies took advantage of the situation, knowing that the R/E Plaintiffs would rely on Jefferies' financial advice in determining whether to execute the agreements related to the Riviera/Elsinore Transaction. Neither Stevens nor Croxton nor Voigt nor any other representative of Jefferies ever disclosed to or advised Paulson, R&E Gaming, RAS, EAS or any of Paulson's other affiliates or agents that, simultaneously with representing the R/E Plaintiffs in the negotiations for the price, terms and conditions of the Riviera/Elsinore Transaction, Jefferies was also representing the opposite party to such negotiations (particularly Morgens, Waterfall) in the same transaction.

          90. Jefferies and Jefferies' representatives knew, or as the Plaintiffs' financial advisor should have known, that at the time the Riviera and Elsinore Option and Merger Agreements and the Riviera Escrow Agreement were executed, both RHC and Elsinore were facing substantial financial difficulties and had in August and early September, 1997 suffered significant business downturns. Similarly, Jefferies and Jefferies' representatives knew or should have known by mid-September, 1997, before advising the R/E Plaintiffs to execute the agreements associated with the Riviera/Elsinore Transaction, that RHC's net income projections for 1997 were unrealistic and substantially overstated, that incurring $175 million in debt in August of 1997 was not in RHC's best interests, that the Black Hawk Project would not be completed within the $55 million budgeted for it, and that the EBITDA projections (as defined in the Elsinore Merger Agreement) for Elsinore were unrealistic and substantially overstated. Nevertheless, despite purporting to act as Paulson's financial advisor, neither Stevens nor Croxton nor Voigt nor anyone else on behalf of Jefferies ever disclosed to or advised the R/E Plaintiffs or any of their agents or representatives of any of this information.

          91. When Jefferies learned that Paulson knew about or suspected Jefferies' fraudulent conduct in the First Jefferies Finders Agreement re Paulson, and Paulson sought an explanation thereof, Stevens, Croxton, Voigt and/or others on behalf of Jefferies stalled and represented to the R/E Plaintiffs that the R/E Plaintiffs should continue to meet their obligations under the Riviera and Elsinore Merger and Option Agreements and the Riviera Escrow Agreement. This stalling and these representations were made with the intent to induce the R/E Plaintiffs to continue to make interest payments and otherwise pursue the Riviera/Elsinore Transaction, all to the detriment of the R/E Plaintiffs. Specifically, but without limitation, after Paulson discovered the Jefferies' First Finders Agreement re Paulson, Stevens made several further representations to Paulson with the intent to defraud Paulson and in an attempt to keep the R/E Plaintiffs from terminating the Riviera/Elsinore Transaction so that Jefferies could recover its fees from at least the R/E Plaintiffs. These representations included but were not necessarily limited to the following:

          a. In or about October 11 or 12, 1997, during a meeting at the Los Angeles offices of Jefferies among Stevens and Lawrence Leavitt and Brian McCarthy, Esq. (representatives of Paulson), Stevens confirmed to Leavitt and McCarthy that the Jefferies' First Finders Agreement re Paulson existed, stated that it was to be paid out of the price paid by Paulson, R&E Gaming and EAS for Morgens, Waterfall's shares of Elsinore.

          b. Shortly thereafter, Stevens again confirmed the existence of the Jefferies' First Finders Agreement re Paulson to McCarthy.

          c. In or about December, 1997, Stevens represented to Paulson that the Jefferies' First Finders Agreement re Paulson existed but that Stevens would attempt to resolve the inherent conflict-of-interest it created through discussions with Waterfall.

          d. In a letter dated March 5, 1998 to Paulson, Stevens represented to Paulson that the Jefferies' First Finders Agreement re Paulson had existed, but that Jefferies' portion had been "squeezed out" in the final negotiations for the price of the Riviera/Elsinore Transaction, and that Stevens had informed Paulson of the Jefferies' First Finders Agreement re Paulson in early 1997.

          e.   In a letter  dated  March  25,  1998 to  Paulson,  Stevens  again represented to Paulson that the Jefferies' First Finders Agreement re Paulson had existed, but that Jefferies' portion had been "squeezed out" in the final negotiations for the price of the Riviera/Elsinore Transaction, and that Stevens had informed Paulson of the Jefferies' First Finders Agreement re Paulson beginning in early 1997.

          f. In each of these communications, Stevens represented either expressly or implicitly that Jefferies was continuing to act as Plaintiffs' financial advisor with respect to the Riviera/Elsinore Transaction.

          92. At the time of these communications, Stevens knew that the representations regarding disclosure and acting as Plaintiffs' financial advisor were materially false and/or he had no reasonable basis to believe that they were true.

          93. The R/E Plaintiffs all justifiably and detrimentally relied on the aforementioned representations of Stevens, Croxton, Voigt and others at Jefferies in determining to execute the agreements related to the Riverboat Transaction and the Riviera/Elsinore Transaction, and in pursuing their obligations thereunder. Had Paulson, Carlo, R&E Gaming, RAS or EAS known that the representations were false, they would not have executed the agreements related to the Riverboat Transaction and/or the Riviera/Elsinore Transaction or would have terminated the Riverboat Transaction and/or Riviera/Elsinore Transaction and all related agreements sooner.

E.  Ongoing Representations and Involvement by Waterfall and Morgens, Waterfall
    ---------------------------------------------------------------------------

     1.   Morgens, Waterfall's Role as a Purported "Institutional Investor"
          -----------------------------------------------------------------

          94. On information and belief, Morgens, Waterfall has taken the position that it is "an institutional investor" which holds its shares in RHC for "investment purposes" only, and thus "not for the purpose of causing ... any change in the ... management, policies or operations" of RHC, in order to avoid being required to qualify as a "suitable person" under Nevada law.

          95. At Morgens, Waterfall's direction and/or pursuant to Morgens, Waterfall's request and/or insistence, the RHC Proxy Statement issued on or about January 14, 1998 represented that "Morgens, Waterfall holds its shares for 'investment purposes'" and not for the purpose of causing, directly or indirectly, any change in the management, policies or operations of RHC (see Exhibit "12").

          96. In fact, as described below, certain of the actions taken and to be taken by Morgens, Waterfall in negotiating with Paulson, and certain actions taken by Morgens, Waterfall in the Riviera/Elsinore Transaction, were inconsistent with Morgens, Waterfall being an "institutional investor" and, therefore, were not lawful and were not authorized under Nevada law.


     2.   Morgens, Waterfall's Representations Regarding Commissions of Brokers,
          ----------------------------------------------------------------------
          Finders,  etc.
          --------------

          97. In Section 2.1(e) of the Elsinore Option Agreement, Morgens, Waterfall represented that it "is not a party to any agreement or understanding that would make its subject to any valid claim of any broker, investment banker, finder or other intermediary in connection with the transactions contemplated by this Agreement." 98. In Section 2.1(e) of the Riviera Option Agreement, Morgens, Waterfall represented that it "is not a party to any agreement or understanding that would make its subject to any valid claim of any broker, investment banker, finder or other intermediary in connection with the transactions contemplated by this Agreement."

          99. The representations contained in paragraph 2.1(e) of the Elsinore and Riviera Option Agreements were made on or about September 15, 1997 by Waterfall, who was acting and was authorized to act on behalf of Morgens, Waterfall.

          100. The Riviera Option Agreement and the Elsinore Option Agreement each contemplated the entire Riviera/Elsinore Transaction, including but not limited to the Riviera Merger Agreement, the Riviera Option Agreement, the Riviera Escrow Agreement, the Elsinore Merger Agreement and the Elsinore Option Agreement.

          101. The Riviera Merger Agreement and the Elsinore Merger Agreement each contemplated the entire Riviera/Elsinore Transaction, including but not limited to the Riviera Merger Agreement, the Riviera Option Agreement, the Riviera Escrow Agreement, the Elsinore Merger Agreement and the Elsinore Option Agreement.

          102. The representations contained in paragraph 2.1(e) of the respective Elsinore and Riviera Option Agreements were false in that, pursuant to the Jefferies First Finders Agreement re Paulson, Morgens, Waterfall agreed to pay Jefferies a fee for Jefferies services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore.

          103. From the period of at least March of 1997 through April 2, 1998, Waterfall and Morgens, Waterfall continuously represented to Plaintiffs that Morgens, Waterfall was in compliance with the Elsinore and Riviera Option Agreements. A detailed list of certain communications in which such representations were made is attached hereto as Appendix "C" and is incorporated herein by reference. In each such communication, Morgens, Waterfall represented that the Jefferies First Finders Agreement re Paulson did not exist and had never existed.

     3.   Morgens,   Waterfall's   Representations   Regarding   Entitlement  to
          ----------------------------------------------------------------------
          Negotiate Letters of Credit
          ---------------------------

          104. On or about April 2, 1998, Waterfall on behalf of Morgens, Waterfall signed and presented and/or had presented to City National Bank a Certificate of Drawing for the Elsinore/Morgens, Waterfall Letter of Credit in which Waterfall represented that Morgens, Waterfall was entitled to payment under the terms of Section 1.3(a) of the Elsinore Option Agreement. At the time such presentation and representation was made, Waterfall and Morgens, Waterfall knew that such representation was false in that the terms of Section 1.3(a) had not been satisfied and that Morgens, Waterfall was not entitled to payment under the Elsinore/Morgens, Waterfall Letter of Credit.

          105. On or about April 3, 1998, Waterfall on behalf of Morgens, Waterfall signed and again presented and/or had presented to City National Bank a Certificate of Drawing for the Elsinore/Morgens, Waterfall Letter of Credit in which Waterfall represented that Morgens, Waterfall was entitled to payment under the terms of Section 1.3(a) of the Elsinore Option Agreement. At the time such presentation and representation was made, Waterfall and Morgens, Waterfall knew that such representation was false in that the terms of Section 1.3(a) had not been satisfied and that Morgens, Waterfall was not entitled to payment under the Elsinore/Morgens, Waterfall Letter of Credit.

          106. On or about April 3, 1998, Waterfall on behalf of Morgens, Waterfall signed and presented and/or had presented to City National Bank a Certificate of Drawing for the Riviera/Morgens, Waterfall Letter of Credit in which Waterfall represented that Morgens, Waterfall was entitled to payment under the terms of Section 1.3(a) of the Riviera Option Agreement. At the time such presentation and representation was made, Waterfall and Morgens, Waterfall knew that such representation was false in that the terms of Section 1.3(a) had not been satisfied and that Morgens, Waterfall was not entitled to payment under the Riviera/Morgens, Waterfall Letter of Credit.

F.  Further Representations and Manipulation by RHC
    -----------------------------------------------

     1.   The Black Hawk Project
          ----------------------

          107. RHC represented that the Black Hawk Project would be cost effective and an attractive business venture. Specifically, in a June 9, 1997 memorandum from Westerman to Stevens, RHC represented that the Black Hawk Project "is a really simple operation," that the financial projections regarding Black Hawk were "very conservative" and that RHC "expect[ed] actual results [to] be considerably more profitable" than the projections.

          108. In a capital expenditures budget dated August 27, 1997 and presented to Plaintiffs' representatives (Edward White and Lawrence Leavitt) on August 28, 1997, prior to the execution of the Riviera Merger Agreement, and through schedules attached to and incorporated into the Riviera Merger Agreement, RHC represented to the R/E Plaintiffs that a certain project to build a casino and related appurtenances in Black Hawk, Colorado (the "Black Hawk Project") would be completed within a budget of $55 million. RHC represented further that construction estimates had been obtained for the Black Hawk Project, and that all of the characteristics, amenities and qualities which were considered key elements to the Black Hawk Project's projected success could be constructed within the same $55 million budget. In covenants in the Riviera Merger Agreement, RHC agreed that, without prior written consent, it would not authorize any new capital expenditures in excess of that budget amounting to more than $500,0000, or in the aggregate $1,500,000, or amend any contract, agreement, commitment or arrangement with respect to the Black Hawk Project.

          109. At the time of making the aforementioned representations, RHC knew or believed that the Black Hawk Project would exceed the August 27, 1997 budget by more than $1,500,000, and RHC knew or believed that it would not keep its promise to make no changes to the capital budget for the Black Hawk Project exceeding $500,000 for any single change or $1.5 million in the aggregate without prior written consent of R&E Gaming and RAS.

          110. In a memorandum dated November 13, 1997, William Westerman of RHC represented to Paulson, R&E Gaming and RAS that the capital cost of the Black Hawk Project would reach at least $65 million. On information and belief, RHC had already committed entered into or amended a commitment to adjust the Black Hawk Project capital budget without written authorization of R&E Gaming and/or RAS.

          111. In response to inquiries regarding the new $65 million capital budget for the Black Hawk Project, RHC materially altered the plans for the Black Hawk Project and Westerman, acting for RHC, then represented to Paulson, R&E Gaming and RAS that the "new" budget for the Black Hawk Project was $55 million again. This representation was made with knowledge that Paulson, R&E Gaming and RAS would rely thereupon and/or with the intent to induce Paulson, R&E Gaming and RAS to so rely. At the time of these representations, RHC knew or believed that the capital budget for the Black Hawk Project, as originally contemplated in the Riviera Merger Agreement, would exceed $55 million. RHC further knew or believed that RHC's attempt to meet that $55 million budget was based on: (i) materially altering the plans for the Project, including eliminating or substantially altering one or more of the characteristics, amenities and/or qualities which were key elements to the Black Hawk Project's projected success; and (ii) all but eliminating all budgetary reserves for the Project. Such alterations to the plans for the Black Hawk Project materially altered its projected cost and value to RHC.

     2.   The  Financial  Condition and  Performance  of RHC
          --------------------------------------------------

          112. In the Riviera Merger Agreement, RHC represented that it would conduct and maintain its operations in the ordinary course of business consistent with past practices. Similar representations were made in drafts of the Riviera Merger Agreement prepared and transmitted to Paulson, R&E Gaming and RAS in June of 1997.

          113. At the time RHC made the aforementioned representations, RHC knew or believed it would not keep its promise to maintain its operations in the ordinary course of business consistent with past practices.

          114. As a condition to R&E Gaming's and RAS's obligations to complete the Riviera Merger, the actual Consolidated EBITDA (as defined in the Riviera Merger Agreement attached hereto as Exhibit "11" is incorporated by reference herein) reflected in the consolidated statement of operations of RHC for the period from March 31, 1997 to March 31, 1998 must not have declined by 7.5% or more when compared to RHC's monthly projections of RHC's consolidated statement of operations for that same period, which projections were provided to Paulson, R&E Gaming and RAS by RHC on or prior to September 15, 1997 (the "EBITDA Test").

          115. On information and belief, in order to satisfy the EBITDA Test and/or with the intent to deceive Plaintiffs as to whether the EBITDA Test had been satisfied, RHC materially altered its business practices in a manner that materially altered the value as a going concern of the proposed company surviving the Riviera Merger, including but not limited to the following:

          a.   Eliminated  substantial  numbers of service staff;

          b. Cut-back on housekeeping, including reducing the frequency of changing sheets, providing fresh towels, etc.; and

          c.   Substantially cut advertising expenditures.

          116. All of these business practices changes were implemented in order to attempt to artificially satisfy the EBITDA Test, without regard for the well-being of the company which would survive the Riviera Merger.

          117. As part of the negotiation of the Riviera Merger, and prior to execution of the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement, RHC by and through Mr. Westerman and/or the RHC Board of Directors presented financial information, budgets, forecasts and/or projections regarding the financial performance and condition of RHC to Jefferies for the R/E Plaintiffs.

          118. Immediately prior to the execution of the agreements associated with the Riviera/Elsinore Transaction, on August 28, 1997 Westerman and Duane Krohn on behalf of RHC made a presentation in Las Vegas to representatives of Paulson in which RHC disclosed that RHC's pre-tax income for July, 1997 was approximately $2.5 million below budget for that same period, but concealed the fact that the pre-tax income for August was expected to be even substantially poorer as compared to the budget for August, 1997. RHC subsequently concealed the fact that the pre-tax income as of September 15, 1997 was also well below budget; such information was withheld, despite being readily available to RHC, until after the agreements associated with the Riviera/Elsinore Transaction were executed on or about September 15, 1997. Nor did RHC disclose at that time that the industry was experiencing a substantial downturn which would affect pre-tax income throughout the rest of 1997; despite the fact that such information was readily available to RHC, such information was not disclosed to the R/E Plaintiffs until a November 3, 1997 memorandum by Westerman regarding third quarter earnings was forwarded to Paulson.

          119. Although at this time Plaintiffs are unable to identify specifically when and by whom many representations were made by RHC to Jefferies, Plaintiffs are informed and believe and thereupon allege that the representations by Jefferies regarding RHC outlined in Appendix "B" hereto reflect the representations made by RHC to Jefferies. In addition, certain of the representations made or copied directly to Plaintiffs are identified in Appendix "D" hereto.

          120. At the time that RHC made the aforementioned representations, RHC knew or believed that the financial information, budgets, forecasts and/or projections regarding the financial performance and condition of RHC were materially overstated, false, misleading and/or incomplete and purposefully chose to conceal that knowledge. RHC also knew by the date of the execution of the Riviera Option Agreement, the Riviera Merger Agreement, the Riviera Escrow Agreement, the Elsinore Option Agreement and the Elsinore Merger Agreement, that RHC had not provided the R/E Plaintiffs with available accurate financial records, reports and projections for the months of August and early September, 1997, which showed that RHC's financial performance was significantly worse than what had been projected in the projections, reports and information which were actually provided to the R/E Plaintiffs.

     3.   Representations Regarding Authority of Morgens, Waterfall
          ---------------------------------------------------------

          121. In making the representations outlined in paragraphs through herein, the RHC Board of Directors represented to the R/E Plaintiffs that the negotiation power and control exercised by Morgens, Waterfall was permissible and authorized under the law.

          122. On or about July 9, 1997, RHC through its Board of Directors approved the Riviera Merger based upon the terms negotiated substantially by Morgens, Waterfall on behalf of RHC (and Jefferies for Plaintiffs), thereby representing to the R/E Plaintiffs that the actions to be taken by Morgens, Waterfall to effectuate the Riviera Merger, as contemplated in the Riviera Merger Agreement and Riviera Option Agreement, were permissible and authorized under the law.

          123. On or about September 15, 1997, RHC through Westerman, executed the Riviera Merger Agreement (a copy of which is attached as Exhibit "11" and is incorporated by reference herein) in which it asserted, among other things, that RHC and its directors, officers, agents and employees have been and are in compliance with applicable laws and regulations, including the Nevada Gaming Control Act, and rules and regulations promulgated thereunder.

          124. Such representations were made by RHC through its Board of Directors with the express intent that the R/E Plaintiffs rely on such representations in negotiating with and entering into the Riviera Option Agreement and the Elsinore Option Agreement with Morgens, Waterfall as the only means by which Paulson could obtain a controlling interest in RHC.

          125. RHC and/or the RHC Board of Directors knew or believed that the representations described herein regarding the authority of Morgens, Waterfall to negotiate with Paulson, were false, misleading, a violation of law and/or concealed facts.

          126. As a result of such representations regarding the authority of Morgens, Waterfall to negotiate with Paulson, RCH and/or the RHC Board of Directors exposed Plaintiffs, RHC and/or the entity surviving the Riviera and Elsinore Mergers to potential disciplinary action by the Nevada Gaming Commission and/or the Nevada Gaming Control Board. Such exposure to potential disciplinary action was never disclosed to the Plaintiffs.

     4.   Inaccurate   Statements   Filed  With  The   Securities  and  Exchange
          ----------------------------------------------------------------------
          Commission and  Representations  Regarding the Jefferies First Finders
          ----------------------------------------------------------------------
          Agreement re Paulson
          --------------------

          127. In the RHC Proxy Statement issued on or about January 14, 1998 (see Exhibit "12"), RHC asserted that "Morgens, Waterfall holds its shares for 'investment purposes'" and not for the purpose of causing, directly or indirectly, any change in the management, policies or operations of RHC.

          128. The RHC Proxy Statement did not disclose that the representations regarding the authority of Morgens, Waterfall to negotiate with Paulson, RCH and/or the RHC Board of Directors exposed Plaintiffs, RHC and/or the entity surviving the Riviera and Elsinore Mergers to potential disciplinary action by the Nevada Gaming Commission and/or the Nevada Gaming Control Board.

          129. Despite knowledge of facts regarding the fraudulent retention of Jefferies by Morgens, Waterfall, RHC failed to disclose such facts to the Plaintiffs, to the detriment of the R/E Plaintiffs.

          130. Despite representing in the RHC Proxy Statement that "Jefferies will receive a fee of approximately $1 million out of the price to be paid by Paulson Holdings for the shares of Elsinore's common stock," the RHC Proxy Statement does not disclose that such a fee is a breach of the representations and warranties in both the Elsinore Option Agreement and the Riviera Option Agreement. As a result, those Option Agreements have been breached and are unenforceable. Since the Riviera Option Agreement must be in full force and effect as a condition to R&E Gaming's and RAS's obligation to proceed with the Riviera Merger, if the RHC Proxy Statement is accurate, R&E Gaming and RAS have complete discretion to either void the entire Riviera/Elsinore Transaction or waive the breach and proceed. If the RHC Proxy Statement is incorrect, it contains a material misstatement of fact. As a result, in either event, RHC has materially breached the disclosure requirements of the Securities and Exchange Commission.

     5.   Violations  of Nevada Code  Section  92A.120
          --------------------------------------------

          131. On or about July 9, 1997, certain directors and officers of RHC, including Directors William Westerman, and Philip Hannifin, and Officers Jerome Grippe, Martin Gross,

Duane Krohn, Robert E. Nickels, Ronald P. Johnson, Robert Vannucci and Michael Falba, who owned in the aggregate options to purchase 708,000 shares of common stock, and who owned in the aggregate 111,180 shares or approximately 2.3% of the outstanding common stock of RHC, informed RHC that they intend to vote their shares in favor of the Riviera Merger Agreement. In addition, the RHC Majority Shareholders, which hold in the aggregate 2,891,640 shares of common stock or approximately 58.9% of the total number of outstanding shares of RHC, agreed to vote their shares in favor of the Riviera Merger Agreement. Therefore, prior to the solicitation of proxies from shareholders of RHC, the number of shares controlled by the RHC Majority Shareholders and the number of shares owned by the directors and officers had sufficient votes (over 60% of the outstanding shares) to approve the Riviera Merger Agreement.

          132. The directors and officers specified above had a financial interest in the consummation of the merger. In the aggregate, such directors and officers were scheduled to receive approximately $6.7 million if the Riviera Merger were consummated, as follows: approximately $1.4 million for their shares of common stock in RHC (net of purchase price); plus approximately $5.3 million cash for stock options they own (net of exercise price). Of this amount:
Westerman (an executive officer and director) would have received a net of approximately $4.2 million, including $3.5 million for his stock options; Philip Hannifin (a director) would have received approximately $486,275.00 for his stock options; Ronald P. Johnson (an executive officer) would have received approximately $473,075.00, including $254,938.00 for his stock options; Duane Krohn (an executive officer) would have received $349,577, including $254,938 for his stock options. Because of the acceleration provisions of these stock options, all options would become immediately exercisable if the Riviera Merger were consummated, even though many are not presently fully exercisable until as late as May, 2002.

          133. Notwithstanding the financial interests of the directors and officers in the consummation of the Riviera Merger Agreement, at its meeting held on July 9, 1997, the RHC Board of Directors unanimously approved the Riviera Merger Agreement and directed that the

Riviera Merger Agreement be submitted to the holders of common stock for approval and adoption. In this connection, the RHC Board of Directors also stated that the RHC Board had determined that the Riviera Merger was fair to and in the best interests of RHC and its stockholders and recommended that the stockholders vote for approval and adoption of the Riviera Merger Agreement.

          134. The RHC Board of Directors' recommendation to the shareholders to approve the Merger Agreement violated Nevada Code Section 92A.120, in that the directors and officers had a conflict of interest arising out of the fact that they would have benefitted in the aggregate amount of $6.94 million if the Riviera Merger were consummated. The RHC Board of Directors failed to disclose that the conflict of interest prevented a recommendation in favor of the Riviera Merger. Therefore, the RHC Board of Directors' recommendation to the shareholders to vote in favor of the Merger Agreement violated Nevada law. The Riviera Merger was not properly approved and is, therefore, void.

G.   Further Representations by Elsinore
     -----------------------------------

          135. In the Elsinore Merger Agreement, Elsinore represented to R&E Gaming and EAS that no "broker, finder or financial advisor" had been employed by Elsinore "in connection with the transactions contemplated hereby."

          136. In fact, a broker was retained by Elsinore's Chairman of the Board, Waterfall in connection with the sale of Elsinore to the R/E Plaintiffs.

          137. Despite knowledge of facts regarding the fraudulent retention of Jefferies by Morgens, Waterfall, Elsinore failed to disclose such facts, to the Plaintiffs, to the detriment of the R/E Plaintiffs.

          138. In the period between March and June, 1997, Elsinore, through Riviera Gaming Management-Elsinore, provided the R/E Plaintiffs with certain financial reports and projections regarding the financial health and status of Elsinore, in which Elsinore represented that its EBITDA (as defined in the Riviera Merger Agreement) for 1997 would be approximately $8.4 million. Such representations were materially false, incomplete and/or misleading in that there was no reasonable basis for any such projection since at the time such projections were given, Elsinore's EBITDA was already more than $1 million behind budget for the year.

          139. Elsinore filed statements with the Securities and Exchange Commission which contain untrue or materially incomplete or misleading statements of fact and/or omitted material facts required to make the statements not misleading.

          140. Elsinore prepared, distributed and filed an Information Statement with the Securities and Exchange Commission which fails to state material facts, including the existence of the Jefferies First Finders Agreement re Paulson, the existence of a finder or broker employed in connection with the transactions contemplated by the Elsinore Merger Agreement: to wit, Jefferies and the "put" Morgens, Waterfall had negotiated for its protection to the exclusion of Elsinore's minority shareholders. In addition, Elsinore failed to disclose the fraudulent conduct of its Chairman, Waterfall, and Morgens, Waterfall in entering into a secretive fee arrangement with Jefferies with respect to the sale of Morgens, Waterfall's 94.3% of Elsinore Common Stock.

                             FIRST CLAIM FOR RELIEF
                             ----------------------

          (By R/E Plaintiffs against RHC, Elsinore, Keyport, SunAmerica and Morgens, Waterfall for Violations of Section 10(b) of the
                  1934 Securities Exchange Act and Rule 10b-5)

          141.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          142. The proposed Riviera Merger and Elsinore Merger are mutually dependent and contingent transactions. (Paragraphs 22 through 26, 100, 101, 124, 126, and 130 are specifically incorporated herein by reference.)

          143. RHC, Eslinore, Keyport and SunAmerica all abdicated to Morgens, Waterfall and, specifically, Waterfall the authority and responsibility to negotiate the proposed Riviera and Elsinore Mergers with the R/E Plaintiffs' representative, Jefferies. (Morgens, Waterfall and Mr. John C. "Bruce" Waterfall are sometimes referred to herein as the "Waterfall Parties".)

          144. Morgens, Waterfall is the owner of approximately 25.9% of the outstanding common stock of RHC and approximately 94.3% of the outstanding common stock of Elsinore. Immediately prior to the public announcement of the proposed Riviera Merger and Elsinore Merger, RHC common stock was publicly traded on the American Stock Exchange at $13.25 per share and Elsinore common stock was traded on the NASDAQ bulletin board at approximately 13 1/2(cent) per share. The contemplated per share consideration to be paid by the R/E Plaintiffs in the Riviera Merger was $15 per share (a $1.75, or 13.2%, increase) and in the Elsinore Merger was $3.16 per share (a $3.025, or 2240%, increase).

          145. The Defendants failed to state to the R/E Plaintiffs that they had an understanding with Plaintiffs' financial advisor to pay such advisor a fee out of any consideration the Waterfall Parties might negotiate for the purchase of the Elsinore shares by the R/E Plaintiffs.

          146. Initially, Paulson desired to acquire only a controlling interest in RHC.

          147. The R/E Plaintiffs were advised by their financial advisor that the Waterfall Parties insisted that, as a condition to the acquisition of the Waterfall Parties' RHC stock, the R/E Plaintiffs would have to (i) acquire Morgens, Waterfall's
Elsinore stock; (ii) pay a premium for Morgens, Waterfall's Elsinore stock to reflect Morgens, Waterfall's perceived position as a control party in RHC; and
(iii) grant Morgens, Waterfall a "put" of its Elsinore stock requiring the R/E Plaintiffs to acquire such stock if the R/E Plaintiffs completed the Riviera Merger, but did not complete the Elsinore Merger (the Waterfall Parties did not insist on any such "put" right for the Elsinore minority shareholders and such shareholders have no protection of their per share price if the Riviera Merger closes but the Elsinore Merger does not).

          148. R&E Gaming and RAS agreed to acquire SunAmerica's and Keyport's RHC stock for the same price they had agreed to acquire Morgens, Waterfall's RHC stock (i.e. $15 per share).

          149. The RHC Board of Directors insisted that R&E Gaming and RAS acquire all RHC outstanding stock for the same $15 per share.

          150. The Elsinore Board of Directors and the RHC Board of Directors approved the transaction negotiated by the Waterfall Parties.

          151. The Waterfall Parties fraudulently induced the R/E Plaintiffs to enter into the Elsinore Option and Merger Agreements as a condition to entering into the Riviera Option and Merger Agreements in reliance upon the Waterfall Parties' assurances that:

          a.   Full   disclosure   of   all   terms   and   conditions   of  the
               Riviera/Elsinore   Transaction   would  be  made  in   Elsinore's
               Information Statement;

          b. The Waterfall Parties would make full disclosure to the Elsinore Board of Directors and the RHC Board of Directors of all terms and conditions of the Riviera/Elsinore Transaction;

          c. The RHC Proxy Statement would contain full disclosure of the terms and conditions insisted upon by the Waterfall Parties for the Riviera/Elsinore Transaction; and

          d. The Waterfall Parties' actions would not constitute a breach of the duties they owed to Elsinore, RHC and their respective stockholders.

          152. In addition, the Waterfall Parties fraudulently corrupted the negotiations leading to the Riviera/Elsinore Transaction by entering into an agreement or understanding with Plaintiffs' financial advisor, Jefferies, who was the sole negotiating representative for Paulson and the remaining R/E Plaintiffs in the negotiations with the Waterfall Parties, whereby the Waterfall Parties would pay Jefferies a hidden fee for the sale of Morgens, Waterfall's Elsinore Stock to R&E Gaming and EAS.

          153. Elsinore's Information Statement does not disclose: (1) the interrelationship of the proposed Riviera Merger and Elsinore Merger; (2) the premium obtained by the Waterfall Parties for their Elsinore stock in exchange for their support of the proposed Riviera Merger; or (3) the protection that the Waterfall Parties obtained for their Elsinore investment to the exclusion of the Elsinore minority shareholders. Nor does Elsinore's Information Sheet disclose that the negotiations were corrupted by the hidden fee with which Morgens, Waterfall compromised the R/E Plaintiffs' financial advisor and negotiator, Jefferies, and by the inaccurate financial information, reports and projections provided to the R/E Plaintiffs during such negotiations.

          154. The RHC Proxy Statement does not fully disclose the scheme by the Waterfall Parties, as set forth in paragraphs through above, to obtain for themselves a greater benefit than that potentially available to other RHC stockholders.

          155. RHC, Elsinore and the Waterfall Parties committed further fraudulent acts as alleged in paragraphs through herein.

          156. RHC, Elsinore, Keyport, SunAmerica and the Waterfall Parties used the mails and/or other means or instrumentality of interstate commerce, directly or indirectly, in carrying-out the aforementioned conduct.

          157. In reliance upon the Waterfall Parties' assurances, the representations of RHC, Elsinore and the Waterfall Parties as alleged in paragraphs through herein, and the corrupted advice of Jefferies, R&E Gaming has paid $4,178,378 in interest, and has caused to be issued the Letters of Credit, in order to acquire the securities represented by the Riviera and Elsinore Option Agreements.

          158. As a result of the foregoing, RHC, Elsinore, SunAmerica, Keyport and Morgens, Waterfall have violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 issued thereunder. Pursuant to Section 29(b) of the Securities Exchange Act of 1934, the agreements associated with the Riviera/Elsinore Transaction are, therefore, void as a matter of law.

          159. The R/E Plaintiffs intend the service of this Summons and Complaint to serve as notice of rescission of the Elsinore and Riviera Option and Merger Agreements and the Riviera Escrow Agreement, and demand for restitution of the consideration furnished by the R/E Plaintiffs, plus reimbursement for all other consequential and incidental damages suffered by reason of R/E Plaintiffs' change of position in an amount to be proven, plus interest permitted by law.

          160. As a proximate result of the fraudulent actions of RHC, Elsinore, Keyport, SunAmerica and Morgens, Waterfall, as alleged in paragraphs through herein, the R/E Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that any of the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against the R/E Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies the R/E Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica, or any of them, with respect to the Riviera/Elsinore Transaction and the agreements associated therewith.

                             SECOND CLAIM FOR RELIEF
                             -----------------------
                    (By all Plaintiffs against Jefferies for
        Violations of Section 10(b) and Sections 15(c)(1) and (2) of the
                  Securities Exchange Act of 1934, Rule 10b-5,
                     the Investment Advisors Act of 1940 and
         California Corporations Code Section 25216 and Rule 260.216.4)

          161.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          162. Pursuant to Jefferies' duties to Plaintiffs, Jefferies owed a duty to provide the fullest disclosure of all material facts concerning all of the transactions in which it was involved as a result of its relationship with Plaintiffs. In addition, Jefferies was required to give Plaintiffs full written notification of any participation, interest and/or conflict of interest in the transactions in which it was involved as a result of its relationship with Plaintiffs. Such duty includes, without limitation, a duty to disclose to Paulson the financial interest Jefferies had in the Riviera/Elsinore Transaction as a result of the Jefferies First Finders Agreement re Paulson.

          163. By entering into the Jefferies First Finders Agreement re Paulson without full written disclosure, Jefferies breached its duty of undivided service, loyalty and duty to Paulson, failed to provide the services required for Paulson to provide an unbiased evaluation of the proposed merger with RHC and Elsinore and, through its actions, facilitated the consummation of the fraud described herein.

          164. Jefferies failure to disclose to Paulson its financial interest and receipt of a commission from Morgens, Waterfall are breaches of Jefferies' duties to Plaintiffs which constitute violations of Section 10(b) and Sections 15(c)(1) and (2) of the Securities Exchange Act of 1934, and Rule 10b-5 thereunder.

          165. Because it served as Plaintiffs' financial advisor in connection with Plaintiffs' planned investments in the gaming industry, Jefferies' breach of duty as described in the foregoing paragraphs also constituted a violation of
Section 206 of the Investment Advisers Act of 1940.

          166. Jefferies used the mails and/or other means or instrumentality of interstate commerce, directly or indirectly, in carrying-out the aforementioned conduct.

          167. The Jefferies Retainer Agreement was executed in California, involved two California residents, and was expected to be performed, in large part, in California. In its capacity as Plaintiffs' financial advisor, Jefferies sought to effect transactions in, or to induce or to attempt to induce the purchase or sale of, securities in California to Plaintiffs, to wit: the common stock of Elsinore and RHC, and the Riviera and Elsinore Purchase Options. Therefore, Jefferies' conduct in acting as Plaintiffs' financial advisor was regulated by the provisions of California Corporations Code Sections 25210, et seq.

          168. Jefferies' conduct as alleged herein also violated California Corporations Code Section 25216 and Rule 260.216.4 for failing to advise Paulson of its financial interest in both sides of the transaction.

          169. As a proximate result of the fraudulent representations and conduct of Jefferies as alleged herein, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith.

                             THIRD CLAIM FOR RELIEF
                             ----------------------
                      (By all Plaintiffs against Jefferies
                             for Breach of Contract
                   regarding the Jefferies Retainer Agreement)

          170.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          171.  Plaintiffs  duly  performed  all  their  obligations  under  the
Jefferies Retainer Agreement, except in so far as performance of such obligations was excused or Plaintiffs have been prevented from doing so based on the acts and/or omissions of Jefferies described herein. Plaintiffs' further performance under the Jefferies Retainer Agreement was excused due to the breaches by Jefferies of its fiduciary duties to Plaintiffs, as set forth herein.

          172. Jefferies has breached the Jefferies Retainer Agreement by acts or omissions set forth in paragraphs through herein and as further set forth below:

          a.   Jefferies failed to act as Plaintiffs' financial advisor;

          b. Jefferies and Morgens, Waterfall entered into the Jefferies First Finders Agreement re Paulson whereby Morgens, Waterfall agreed to pay Jefferies a fee for Jefferies services as a finder in connection with the sale to R&E Gaming of Morgens, Waterfall's 94.3% interest in Elsinore, and Jefferies failed to timely disclose these facts;

          c. Jefferies failed to properly and thoroughly investigate the Riviera/Elsinore Transaction and/or misrepresented, misstated or misread the relevant data regarding the same;

          d. Jefferies and Casino Magic Louisiana entered into Jefferies Second Finders Agreement re Paulson, whereby Casino Magic Louisiana agreed to pay Jefferies a fee for Jefferies services as a finder for bringing Paulson into the sale of the Riverboat and failed to timely disclose these facts;

          e. Jefferies failed to properly and thoroughly investigate the Riverboat Transaction and/or misrepresented, misstated or misread the relevant data regarding the same.

          173. As a proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in that they paid money to Jefferies and justifiably and detrimentally relied on Jefferies representations and advice regarding various transactions, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction. As a further proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens,
Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount as much as or in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

                             FOURTH CLAIM FOR RELIEF
                             -----------------------

                      (By all Plaintiffs against Jefferies
        for Breach of the Implied Covenant of Good Faith and Fair Dealing
                   regarding the Jefferies Retainer Agreement)

          174.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          175. Implied in the Jefferies Retainer Agreement was a covenant of good faith and fair dealing that Jefferies would not do anything to deprive Plaintiffs of the benefits of the Jefferies Retainer Agreement and that, to the degree that Jefferies had the ability to affect Plaintiffs' rights, it would do so in good faith and in accordance with fair dealing.

          176.  Plaintiffs  duly  performed  all  their  obligations  under  the
Jefferies Retainer Agreement, except in so far as performance of such obligations was excused or Plaintiffs have been prevented from doing so based on the acts and/or omissions of Jefferies described herein. Plaintiffs' further performance under the Jefferies Retainer Agreement was excused due to the breaches by Jefferies of its fiduciary duties to Plaintiffs, as set forth herein.

          177. Jefferies has breached the implied covenant of good faith and fair dealing in the Jefferies Retainer Agreement and affected Plaintiffs' rights and deliberately deprived Plaintiffs of the benefits of the Jefferies Retainer Agreement by the acts and/or omissions set forth in paragraphs through and paragraph herein.

          178. As a proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in that they paid money to Jefferies and justifiably and detrimentally relied on Jefferies representations and advice regarding various transactions, including but not limited to the
Riviera/Elsinore Transaction and the Crescent City Queen transaction. As a further proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount as much as or in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

                             FIFTH CLAIM FOR RELIEF
                             ----------------------

                      (By all Plaintiffs against Jefferies
                          for Breach of Fiduciary Duty)

          179.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          180. By virtue of the fact that Jefferies' agreed to the role as financial advisor to Plaintiffs regarding gaming investments, transactions and acquisitions, Jefferies owed to Plaintiffs a fiduciary duty regarding such investments, transactions and acquisitions. Through that fiduciary duty, Jefferies owed Plaintiffs the utmost loyalty in the transactions for which Jefferies was retained.

          181. Despite the relationship with Plaintiffs and despite having agreed to act as their financial advisor, Jefferies abused Plaintiffs' trust and confidence and breached its fiduciary duties to them by the acts and/or omissions set forth in paragraphs through and paragraph herein.

          182.  In  addition,   Jefferies   breached  its  fiduciary  duties  to
Plaintiffs by failing, among other things:

     a. To advise Plaintiffs that Waterfall and Morgens, Waterfall, through its 94.3% holdings in Elsinore and its 25.6% holding in RHC, had impermissible conflicts of interests in the merger transactions, and that, because of such conflict, Waterfall could not represent both RHC and Elsinore in merger negotiations with Plaintiffs;

     b. To advise Plaintiffs that Elsinore had recently emerged from a Chapter 11 bankruptcy reorganization, that its shares, at best, had a potential market value of 13(cent) per share, and were in fact worthless, and that the facts did not support a per share merger price of $3.16, plus interest, which Jefferies (on behalf of Plaintiffs) negotiated for Plaintiffs to pay under the Elsinore Merger Agreement, all of which Jefferies knew or should have known;

     c. To advise Plaintiffs that Morgens, Waterfall and Waterfall had used the Elsinore Option Agreement to insure that both the Elsinore and Riviera Merger Agreements would be closed at or about the same time, and Jefferies knew or should have known that this tie-in arrangement divested the directors of RHC from making a decision to separately consummate a merger with Plaintiffs, all of which Jefferies knew or should have known;

     d. To advise Plaintiffs that the $175 million bond issuance was not in RHC's or Plaintiffs' best interests, which Jefferies knew or should have known;

     e. To advise Plaintiffs that the Black Hawk Project (as hereafter defined) would not and could not be performed within the budget agreed and contemplated in the Riviera Merger Agreement and still deliver the promised Black Hawk casino asset with the business value contemplated in the Riviera Merger Agreement, all of which Jefferies knew or should have known;

     f. To advise that it had agreed to a 2.5% commission from Casino Magic for a proposed sale of the Riverboat to Players, whereas it was to receive a 5% commission from Casino Magic in the Riverboat Transaction involving Paulson and Carlo.

          183. Jefferies also knew or should have known that these transactions would cause RHC and Elsinore to violate Section 10(b) and of the Securities Exchange Act of 1934 and Rule 10b-5, and to breach the terms and conditions of the Riviera and Elsinore Merger Agreements, but failed to advise Plaintiffs of these facts.

          184. As a proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in that they paid money to Jefferies and justifiably and detrimentally relied on Jefferies representations and advice regarding various transactions, including but not limited to the
Riviera/Elsinore Transaction and the Crescent City Queen transaction. As a further proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount as much as or in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

                             SIXTH CLAIM FOR RELIEF
                             ----------------------

                      (By all Plaintiffs against Jefferies
                                 for Negligence)

          185.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          186. By virtue of the fact that Jefferies agreed to the role as financial advisor to Plaintiffs regarding gaming investments, transactions and acquisitions, Jefferies owed to Plaintiffs a duty of reasonable care and prudence regarding its advice and conduct concerning such investments, transactions and acquisitions.

          187. Jefferies had a fiduciary duty to use its best efforts to provide complete, truthful and accurate information and advice to Plaintiffs, to conduct its dealings in the utmost good faith with respect to Plaintiffs, and to fully disclose all information material to the Riviera/Elsinore Transaction and the Riverboat Transaction.

          188. Jefferies failed to use reasonable care, skill and prudence in its role as financial advisor and breached its duty to Plaintiffs by the acts and/or omissions set forth in paragraphs through and paragraphs and herein.

          189. Jefferies' conduct, as alleged herein, was negligent, grossly negligent and/or was in bad faith.

          190. As a proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in that they paid money to Jefferies and justifiably and detrimentally relied on Jefferies representations and advice regarding various transactions, including but not limited to the
Riviera/Elsinore Transaction and the Crescent City Queen transaction. As a further proximate result of the above alleged conduct of Jefferies, Plaintiffs have been damaged in an amount to be proven at trial , including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

                            SEVENTH CLAIM FOR RELIEF
                            ------------------------

                      (By all Plaintiffs against Jefferies
                                   for Fraud)

          191.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          192. In the Jefferies Retainer Agreement, Jefferies represented that it would act as Plaintiffs' financial advisor in connection with "any financing, investment or acquisition activities . . . in the gaming industry."

          193. The representations by Jefferies and its representatives as set forth in paragraphs through herein were made with the knowledge and intent to deceive, defraud and induce Plaintiffs: (1) to rely on Jefferies to negotiate the terms, conditions and price of the Riviera/Elsinore Transaction and the Riverboat Transaction; (2) to rely on Jefferies' advice thereon, to execute various agreements associated with acquisitions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction; and (3) to continue pursuing the Riviera/Elsinore Transaction after the Jefferies Finders Agreements were discovered.

          194. The representations made by Jefferies (through its representatives) were false in that: despite representing that it would act as Plaintiffs' financial advisor, Jefferies never intended to do so and did not do so; pursuant to the Jefferies First Finders Agreement re Paulson, Morgens, Waterfall agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore; pursuant to the Jefferies Second Finders Agreement re Paulson, Casino Magic Louisiana agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of the Riverboat; the financial projections given to Plaintiffs in the period between January and September, 1997 were inaccurate, incomplete, unrealistic and substantially overstated the financial condition and performance of RHC and Elsinore; there was no reasonable possibility that the Black Hawk Project would be completed within the $55 million budget at the time that budget was transmitted to Plaintiffs prior to the execution of the documents associated with the Riviera/Elsinore Transaction and still provide the asset with the business value contemplated in the projections transmitted to Plaintiffs at that time; the $175 million bond issuance generated a fee for Jefferies in the amount of $4.3 million but adversely affected RHC and the value of RHC which the R/E Plaintiffs were expected to obtain through the Riviera/Elsinore Transaction.

          195.   Jefferies   (through   its   representatives)   knew  that  the
representations set forth in paragraphs through herein were false, were made without a reasonable basis to believe they were true and/or were made without the intention of performing and that material facts identified in paragraph had been concealed or suppressed.

          196. At the time that Paulson executed the Jefferies Retainer Agreement and at the time Plaintiffs executed other agreements with respect to transactions in the gaming industry, including but not limited to the
Riviera/Elsinore Transaction and the Riverboat Transaction, Plaintiffs were ignorant of the falsity of Jefferies' representations, that such representations were made without the intention by Jefferies of performing them and/or that Jefferies had concealed or suppressed material facts. Further, at those times, Plaintiffs believed all such representations to be true and that all material information had been disclosed.

          197. In reliance on these representations and conduct, Paulson executed the Jefferies Retainer Agreement and Carlo, R&E Gaming, RAS, EAS and other Paulson affiliates executed various other agreements with respect to transactions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction. Had Paulson known the actual facts, he would not have executed the Jefferies Retainer Agreement and had Carlo, R&E Gaming, RAS, EAS and other Paulson affiliates known the actual facts, they would not have executed various other agreements with respect to transactions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction.

          198. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, in executing the agreements associated with the Riviera/Elsinore Transaction, and in providing the Letters of Credit and interest payments, the R/E Plaintiffs justifiably and detrimentally relied on:
(i) the representation that Jefferies was acting as their financial advisor; and
(ii) Jefferies' information and analyses regarding the value and financial performance and prospects of RHC and Elsinore.

          199. In negotiating the price and determining the conditions of the Riverboat Transaction, and in agreeing to execute the Riverboat Sale Agreement and pay the $1 million deposit required thereby, Paulson and Carlo justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value and financial performance and prospects of the Riverboat.

          200. The R/E Plaintiffs justifiably and detrimentally relied on the representations in paragraph herein that Jefferies was continuing to act as their financial advisor, and was, therefore, acting in the Plaintiffs' best interests, in not terminating the Riviera/Elsinore Transaction sooner.

          201. As a result of the fraudulent conduct of Jefferies and its representatives, Plaintiffs have been defrauded into: executing the Jefferies Retainer Agreement and paying Jefferies a retainer totaling $210,000; executing the agreements associated with the Riviera/Elsinore Transaction and the Riverboat Transaction; and not terminating the Riviera/Elsinore Transaction sooner.

          202. As a proximate result of the fraudulent representations and conduct of Jefferies as alleged herein, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the

Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

          203. The conduct alleged and described in paragraphs through above constitutes intentional conduct done with the intention of depriving Plaintiffs of property or legal rights or otherwise causing injury. This conduct was despicable and subjected Plaintiffs to hardship in conscious disregard of their rights, so as to justify and award of punitive damages.

                             EIGHTH CLAIM FOR RELIEF
                             -----------------------

                      (By all Plaintiffs against Jefferies
                        for Negligent Misrepresentation)

          204.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          205. Jefferies had a fiduciary duty to use its best efforts to provide complete, truthful and accurate information to Plaintiffs, and to fully disclose all information material to the Riviera/Elsinore Transaction and the Riverboat Transaction.

          206. When Jefferies, acting through its representatives, made the representations set forth in paragraphs through , such representations were false or incomplete, and Jefferies knew or should have known that such representations were false or incomplete and/or had no reasonable ground for believing them to be true or complete based on the facts alleged in paragraph.

          207. Jefferies (through its representatives) made such representations and concealed and suppressed such facts with the knowledge and expectation that Plaintiffs would rely on Jefferies to negotiate the terms, conditions and price of the Riviera/Elsinore Transaction and the Riverboat Transaction. Further, Jefferies also knew and expected that Plaintiffs would rely on Jefferies' advice in deciding to: (1) execute agreements associated with various acquisitions in the gaming industry (including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction); and (2) continue pursuing the Riviera/Elsinore Transaction after the Jefferies Finders Agreements were discovered.

          208. At the time that Paulson executed the Jefferies Retainer Agreement and at the time Plaintiffs executed agreements associated with other relevant transactions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction, Plaintiffs were ignorant of the falsity of Jefferies' representations. Further, at those times, Plaintiffs believed all such representations to be true and that all material information had been disclosed.

          209. In reliance on these representations and conduct, Paulson executed the Jefferies Retainer Agreement and Plaintiffs executed agreements associated with various transactions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction. Had Paulson known the actual facts, he would not have executed the Jefferies Retainer Agreement; had Plaintiffs known the actual facts, they would not have executed agreements associated with various transactions in the gaming industry, including but not limited to the Riviera/Elsinore Transaction and the Riverboat Transaction.

          210. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, in executing the agreements associated with the Riviera/Elsinore Transaction, and in providing the Letters of Credit and interest payments, the R/E Plaintiffs justifiably and detrimentally relied on:
(i) the representation that Jefferies was acting as their financial advisor; and
(ii) Jefferies' information and analyses regarding the value and financial performance and prospects of RHC and Elsinore.

          211. In negotiating the price and determining the conditions of the Riverboat Transaction, in executing the Riverboat Sale Agreement, and in paying the $1 million deposit, Paulson and Carlo justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value, financial performance and prospects of the Riverboat.

          212. Plaintiffs justifiably and detrimentally relied on the representations in paragraph herein that Jefferies was continuing to act as their financial advisor, and was, therefore, acting in the Plaintiffs' best interests, in not terminating the Riviera/Elsinore Transaction earlier.

          213. Jefferies' representations, as alleged herein, were negligent, grossly negligent and/or were made in bad faith.

          214. As a result of the representations of Jefferies and its representatives, Plaintiffs have been convinced to execute the Jefferies Retainer Agreement, to pay Jefferies a retainer totaling $210,000, to enter into the Riviera/Elsinore Transaction and the Riverboat Transaction, and to not terminate the Riviera/Elsinore Transaction earlier.

          215. As a proximate result of the negligent representations and conduct of Jefferies as alleged herein, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement

                             NINTH CLAIM FOR RELIEF
                             ----------------------

                      (By all Plaintiffs against Jefferies
                             for Constructive Fraud)

          216.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          217. By virtue of the fact that Jefferies' agreed to its role as Plaintiffs' financial advisor regarding gaming investments, transactions and acquisitions, Jefferies owed to Plaintiffs a fiduciary duty regarding such investments, transactions and acquisitions.

          218. Jefferies (through its representatives) failed to disclose the information outlined in paragraph to Plaintiffs.

          219. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, in executing the agreements associated with the Riviera/Elsinore Transaction, and in providing the Letters of Credit and interest payments, the R/E Plaintiffs justifiably and detrimentally relied on:
(i) the representation that Jefferies was acting as their financial advisor; and
(ii) Jefferies' information and analyses regarding the value and financial performance and prospects of RHC and Elsinore.

          220. In negotiating the price and determining the conditions of the Riverboat Transaction, in executing the Riverboat Sale Agreement, and in paying the $1 million deposit, Paulson and Carlo justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value and financial performance and prospects of the Riverboat.

          221. Plaintiffs justifiably and detrimentally relied on the representations in paragraph herein that Jefferies was continuing to act as their financial advisor, and was, therefore, acting in the Plaintiffs' best interests, in not terminating the Riviera/Elsinore Transaction earlier.

          222. As a proximate result of the failure to make disclosure regarding the information set forth in paragraph , Paulson executed the Jefferies Retainer Agreement and Plaintiffs executed the agreements associated with the Riviera/Elsinore Transaction and the Riverboat Transaction, and Plaintiffs have been damaged thereby in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and

SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement

          223. The conduct alleged and described in paragraphs through above constitutes intentional conduct done with the intention of depriving Plaintiffs of property or legal rights or otherwise causing injury. This conduct was despicable and subjected Plaintiffs to hardship in conscious disregard of their rights, so as to justify and award of punitive damages.

                             TENTH CLAIM FOR RELIEF

                    (By R&E Gaming Against Morgens, Waterfall
                             for Breach of Contract
                    Regarding the Elsinore Option Agreement)

          224.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          225. Pursuant to the Elsinore Option Agreement, R&E Gaming agreed to deliver and did deliver to Morgens, Waterfall the Elsinore/Morgens, Waterfall Letter of Credit in the amount of $2,936,550.08. Further, pursuant to the Elsinore Option Agreement, R&E Gaming made interest payments to Morgens, Waterfall in the amount of $864,890, plus a payment in the amount of $70,877 for legal fees of Morgens, Waterfall in connection with the Elsinore Merger.

          226. R&E Gaming duly performed all its obligations under the Elsinore Option Agreement, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall. Plaintiffs' further performance under the Elsinore Option Agreement was excused due to the breaches by Morgens, Waterfall of its representations and warranties, as set forth herein.

          227. Morgens, Waterfall has breached the Elsinore Option Agreement, by the act or omissions alleged herein, including but not limited to the following:

          a. Morgens, Waterfall, in contradiction of its representations and warranties, entered into the Jefferies First Finders Agreement re Paulson, whereby Morgens, Waterfall agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore to Paulson and then concealed and/or failed to timely disclose and provide information regarding the same;

          b. Morgens, Waterfall, in contradiction of the applicable covenant, failed to provide prompt notice that because of the above referenced events, its representations or warranties were no longer accurate and/or of its failure to comply with the subject covenant and agreement;

          c. Morgens, Waterfall, in contradiction of the applicable covenant, failed to provide prompt notice that the above referenced events made the satisfaction of the required conditions precedent unlikely or impossible.

          228. R&E Gaming has demanded the return of the Elsinore/Morgens, Waterfall Letter of Credit and interest payments made pursuant to the Elsinore Option Agreement and Morgens, Waterfall has failed or refused to return the same.

          229. As a proximate result of the above alleged conduct of Morgens, Waterfall's, R&E Gaming executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result R&E Gaming has been damaged in an amount in to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the
Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                            ELEVENTH CLAIM FOR RELIEF
                            -------------------------

                  (By R&E Gaming Against Morgens, Waterfall for
          Breach of the Implied Covenant of Good Faith and Fair Dealing
                    Regarding the Elsinore Option Agreement)

          230.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          231. Implied in the Elsinore Option Agreement was a covenant of good faith and fair dealing that Morgens, Waterfall would not do anything to deliberately deprive R&E Gaming of the benefits of the Elsinore Option Agreement and that, to the degree that Morgens, Waterfall had the ability to affect R&E Gamings' rights, it would do so in good faith and in accordance with fair dealing.

          232. R&E Gaming duly performed all its obligations under the Elsinore Option Agreement, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall. Plaintiffs' further performance under the Elsinore Option Agreement was excused due to the breaches by Morgens, Waterfall of its representations and warranties, as set forth herein.

          233. Morgens, Waterfall has breached the implied covenant of good faith and fair dealing in the Elsinore Option Agreement and affected R&E Gamings' rights and deliberately deprived R&E Gaming of the benefits of the Agreement by the acts and/or omissions alleged in herein, including but not limited to those acts and/or omissions alleged in paragraph herein.

          234. R&E Gaming has demanded the return of the Elsinore/Morgens, Waterfall Letter of Credit and interest payments made pursuant to the Elsinore Option Agreement and Morgens, Waterfall has failed or refused to return the same.

          235. As a proximate result of the above alleged conduct of Morgens, Waterfall's, R&E Gaming executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result R&E Gaming has been damaged in an amount in to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                            TWELFTH CLAIM FOR RELIEF
                            ------------------------

                    (By R&E Gaming against Morgens, Waterfall
                             for Breach of Contract
                     Regarding the Riviera Option Agreement)

          236.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          237. Pursuant to the Riviera Option Agreement, R&E Gaming agreed to deliver and did deliver to Morgens, Waterfall the Riviera/Morgens, Waterfall Letter of Credit in the amount of $3,817,860. Further, pursuant to the Riviera Option Agreement, R&E Gaming made interest payments in the amount of $948,144.

          238. R&E Gaming duly performed all its obligations under the Riviera Option Agreement, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall. Plaintiffs' further performance under the Riviera Option Agreement was excused due to the breaches by Morgens, Waterfall of its representations and warranties, as set forth herein.

          239. Morgens, Waterfall has breached the Riviera Option Agreement, by the acts or omissions alleged herein, including but not limited to the following:

          a. Morgens, Waterfall, in contradiction of its representations and warranties, entered into the Jefferies' First Finders Agreement re Paulson, whereby Morgens, Waterfall agreed to pay Jefferies a fee for Jefferies' services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore to Paulson and then concealed and/or failed to disclose and provide information regarding the same;

          b. Morgens, Waterfall, in contradiction of the applicable covenant, failed to provide prompt notice that because of the above referenced events, its representations or warranties were no longer accurate and/or of its failure to comply with the subject covenant and agreement; and

          c. Morgens, Waterfall, in contradiction of the applicable covenant, failed to provide prompt notice that the above referenced events made the satisfaction of the conditions precedent in Section 5.1 unlikely or impossible.

          240. R&E Gaming has demanded the return of the Riviera/Morgens, Waterfall Letter of Credit and interest payments made pursuant to the Riviera Option Agreement and Morgens, Waterfall has failed or refused to return the same.

          241. As a proximate result of the above alleged conduct of Morgens, Waterfall's, R&E Gaming executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result R&E Gaming has been damaged in an amount in to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the
Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                           THIRTEENTH CLAIM FOR RELIEF
                           ---------------------------

                    (By R&E Gaming against Morgens, Waterfall
          Breach of the Implied Covenant of Good Faith and Fair Dealing
                     Regarding the Riviera Option Agreement)

          242.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          243. Implied in the Riviera Option Agreement was a covenant of good faith and fair dealing that Morgens, Waterfall would not do anything to deliberately deprive R&E Gaming of the benefits of the Agreement and that, to the degree that Morgens, Waterfall had the ability to affect R&E Gamings' rights, it would do so in good faith and in accordance with fair dealing.

          244. R&E Gaming duly performed all its obligations under the Riviera Option Agreement, except in so far as performance of such obligations was excused or Paulson has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall. Plaintiffs' further performance under the Riviera Option Agreement was excused due to the breaches by Morgens, Waterfall of its representations and warranties, as set forth herein.

          245. Morgens, Waterfall has breached the implied covenant of good faith and fair dealing in the Riviera Option Agreement and affected R&E Gamings' rights and deliberately deprived R&E Gaming of the benefits of the Agreement by the acts and/or omissions alleged herein, including but not limited to the acts and/or omissions alleged in paragraph herein.

          246. R&E Gaming has demanded the return of the Riviera/Morgens, Waterfall Letter of Credit and interest payments made pursuant to the Riviera Option Agreement and Morgens, Waterfall has failed or refused to return the same.

          247. As a proximate result of the above alleged conduct of Morgens, Waterfall's, R&E Gaming executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result R&E Gaming has been damaged in an amount in to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                           FOURTEENTH CLAIM FOR RELIEF
                           ---------------------------

              (By R&E Gaming against Morgens, Waterfall for Fraud)

          248.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          249. Morgens, Waterfall and its representative knew that the representations set forth in paragraphs through herein were false and made them with the intent to deceive and defraud R&E Gaming and to induce R&E Gaming to act in reliance on the representations, to enter into the Elsinore and Riviera Option Agreements, and to make payments thereunder.

          250. At the time that R&E Gaming executed the Elsinore and Riviera Option Agreements and at the time R&E Gaming, RAS and EAS executed the other agreements associated with the Riviera/Elsinore Transaction, R&E Gaming was ignorant of the falsity of Morgens, Waterfall's representations and that they were made without the intention of performing them and/or that Morgens, Waterfall had concealed or suppressed material facts. Further, at those times, R&E Gaming believed the representations to be true and that all material information had been disclosed. In reliance on these representations and conduct, R&E Gaming executed the Elsinore and Riviera Option Agreements and delivered the subject Letters of Credit and made additional payments, and R&E Gaming, RAS and EAS executed the other agreements associated with the Riviera/Elsinore Transaction. Had R&E Gaming known the actual facts, it would not have executed the Elsinore or Riviera Option Agreements, delivered the subject Letters of Credit and additional payments or executed the other agreements associated with the Riviera/Elsinore Transaction.

          251. As a proximate result of the fraudulent representations and conduct of Morgens, Waterfall as alleged herein, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

          252. The conduct alleged and described in paragraphs through above constitutes intentional conduct done with the intention of depriving Plaintiffs of property or legal rights or otherwise causing injury. This conduct was despicable and subjected Plaintiffs to hardship in conscious disregard of their rights, so as to justify and award of punitive damages.

          253. The conduct alleged and described in paragraphs through above constitutes intentional misrepresentation, deceit and/or concealment of material information known to Morgens, Waterfall done with the intention of depriving R&E Gaming of property or legal rights or otherwise causing injury and was despicable conduct that subjected R&E Gaming to hardship in conscious disregard of R&E Gaming's rights, so as to justify and award of punitive damages.

                           FIFTEENTH CLAIM FOR RELIEF
                           --------------------------

                    (By R&E Gaming against Morgens, Waterfall
                        for Negligent Misrepresentation)

          254.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          255. When Morgens, Waterfall, though its representative, made the representations set forth in paragraphs through herein, such representations were false or incomplete, and Morgens, Waterfall knew or should have known that such representations were false or incomplete and/or it had no reason or ground to believe that they were true or complete based on the facts alleged in paragraphs and herein.

          256. Morgens, Waterfall made the subject representations with the intent of inducing R&E Gaming to act in reliance on the representations and to enter into the Elsinore and Riviera Option Agreements, and to make payments thereunder, or with the expectation that R&E Gaming would so act.

          257. At the time that R&E Gaming executed the Elsinore and Riviera Option Agreements and at the time R&E Gaming, RAS and EAS executed the remaining agreements associated with the Riviera/Elsinore Transaction, R&E Gaming was ignorant of the falsity of Morgens, Waterfall's representations and that they were made without the intention of performing them and/or that Morgens, Waterfall had concealed or suppressed material facts. Further, at those times, R&E Gaming believed the representations to be true and that all material information had been disclosed. In reliance on these representations and conduct, R&E Gaming executed the Elsinore and Riviera Option Agreements and delivered the subject Letters of Credit and made additional payments and R&E Gaming, RAS and EAS executed the other agreements associated with the Riviera/Elsinore Transaction. Had R&E Gaming known the actual facts, it would not have executed the Elsinore or Riviera Option Agreements, delivered the subject Letters of Credit and additional payments, or executed the other agreements associated with the Riviera/Elsinore Transaction.

          258. As a proximate result of the fraudulent representations and conduct of Morgens, Waterfall as alleged herein, Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                           SIXTEENTH CLAIM FOR RELIEF

        (By R&E Gaming against Morgens, Waterfall, Keyport and SunAmerica for Rescission and Restitution Based on Fraud in the Inducement
              Regarding the Elsinore and Riviera Option Agreements)

          259. Plaintiffs reallege and incorporate herein by reference paragraphs 1 through , inclusive, of this Complaint.

          260. The grounds for the requested rescission and restitution are that R&E Gamings' agreement to the terms and execution of the Elsinore and Riviera Option Agreements were induced by fraudulent representations and conduct as alleged in paragraphs through herein and in the Eleventh through Fifteenth Claims for Relief herein.

          261. Keyport and SunAmerica allowed Morgens, Waterfall to act on behalf of Keyport, SunAmerica and RHC in negotiating the price, terms and conditions of the Riviera Option Agreement.

          262. The fraudulent representations and conduct as alleged in paragraphs through herein so frustrated the purposes of the entire Riviera Option Agreement and the entire Elsinore Option Agreement such that no valid agreement or agreements could come into being as to Morgens, Waterfall, Keyport or SunAmerica.

          263. In addition, as further grounds for recission and restitution, despite knowledge or constructive knowledge of the facts demonstrating or indicating that such representations were false, Morgens, Waterfall, Keyport and SunAmerica failed to disclose such facts to Plaintiffs, despite knowledge or constructive knowledge that R&E Gaming would rely on such representations in agreeing to the terms and execution of the Elsinore and Riviera Option Agreements.

          264. Plaintiffs intend the service of this Summons and Complaint to serve as notice of rescission of the Elsinore and Riviera Option Agreements and demand for restitution of the consideration furnished by R&E Gaming, plus reimbursement for all other consequential and incidental damages suffered by reason of R&E Gaming's change of position in an amount to be proven, plus interest permitted by law.

          265. As a proximate result of the above alleged conduct of Morgens, Waterfall, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $20 million.

                          SEVENTEENTH CLAIM FOR RELIEF
                          ----------------------------
        (By R&E Gaming against Morgens, Waterfall, Keyport and SunAmerica for Rescission and Restitution Based on Mutual Mistake
              Regarding the Elsinore and Riviera Option Agreements)

          266. Plaintiffs reallege and incorporate herein by reference paragraphs 1 through , inclusive, of this Complaint.

          267. The grounds for the requested rescission and restitution are that R&E Gamings' agreement to the terms and execution of the Elsinore and Riviera Option Agreements was a result of mutual mistake or innocent misrepresentation as alleged in paragraphs through herein and the Eleventh through Seventeenth Claims for Relief herein.

          268. Keyport and SunAmerica allowed Morgens, Waterfall to act on behalf of Keyport, SunAmerica and RHC in negotiating the price, terms and conditions of the Riviera Option Agreement.

          269. The misrepresentations and conduct as alleged in paragraphs through herein were material to the Riviera Option Agreement and the Elsinore Option Agreement, and so frustrated the purposes of the entire Riviera Option Agreement and the entire Elsinore Option Agreement such that no valid agreement or agreements could come into being as to Morgens, Waterfall, Keyport or SunAmerica.

          270. In addition, as further grounds for recission and restitution, despite knowledge or constructive knowledge of the facts demonstrating or indicating that such representations were false, Morgens, Waterfall, Keyport and SunAmerica failed to disclose such facts to Plaintiffs, despite knowledge or constructive knowledge that R&E Gaming would rely on such representations in agreeing to the terms and execution of the Elsinore and Riviera Option Agreements.

          271. Plaintiffs would not have entered into the Riviera Option Agreement or the Elsinore Option Agreement but for the mistaken belief that the representations in paragraphs through herein were true and that, if they were not true, Morgens, Waterfall, Keyport and/or SunAmerica would have so informed Plaintiffs of the extent to which they were not true.

          272. Plaintiffs intend the service of this Summons and Complaint to serve as notice of rescission of the Elsinore and Riviera Option Agreements and demand for restitution of the consideration furnished by R&E Gaming, plus reimbursement for all other consequential and incidental damages suffered by reason of R&E Gaming's change of position in an amount to be proven, plus interest permitted by law.

          273. As a proximate result of the above alleged conduct of Morgens, Waterfall, Keyport and SunAmerica, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $20 million.

                           EIGHTEENTH CLAIM FOR RELIEF
                           ---------------------------
        (By R&E Gaming against Morgens, Waterfall, Keyport and SunAmerica for Rescission and Restitution Based on Breach of Contract
              Regarding the Elsinore and Riviera Option Agreements)

          274. Plaintiffs reallege and incorporate herein by reference paragraphs 1 through , inclusive, of this Complaint.

          275. R&E Gaming duly performed all its obligations under the Elsinore and Riviera Option Agreements, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall described herein. Plaintiffs' further performance under the Elsinore and Riviera Option Agreements was excused due to the breaches by Morgens, Waterfall of its representations and warranties, as set forth herein.

          276. The grounds for the requested rescission and restitution are that Morgens, Waterfall, Keyport and SunAmerica have breached the Riviera Option Agreement by the acts and/or omissions alleged in paragraphs through herein. Morgens, Waterfall, Keyport and SunAmerica breached the Riviera Option Agreement, by failing and/or refusing to return the Morgens, Waterfall, Keyport and SunAmerica Letters of Credit and interest payments made pursuant to the Riviera Option Agreement. Further, Morgens, Waterfall, Keyport and SunAmerica breached the Riviera Option Agreement by presenting the subject Letters of Credit and certifying the requisite conditions for negotiation had been satisfied, when in fact the conditions had not been satisfied. Specifically, Morgens, Waterfall, SunAmerica and/or Keyport are not entitled to payment under the subject Letters of Credit because the Riviera and Elsinore Mergers terminated for reasons constituting Non-Payment Termination Events such that neither Morgens, Waterfall, Keyport nor SunAmerica have a right to the funds represented by the subject Letters of Credit or the interest payments made pursuant to the Riviera Option Agreement.

          277. The further ground for the requested rescission and restitution is that Morgens, Waterfall, has breached the Elsinore Option Agreement by the acts and/or omissions alleged in paragraph herein.

          278. R&E Gaming intends the service of this Summons and Complaint to serve as notice of rescission of the Elsinore and Riviera Option Agreements and demand for restitution of the consideration furnished by R&E Gaming, plus reimbursement for all other consequential and incidental damages suffered by reason of R&E Gaming's change of position in an amount to be proven, plus interest permitted by law.

          279. As a proximate result of the above alleged conduct of Morgens, Waterfall, Keyport and SunAmerica, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $20 million.

                           NINETEENTH CLAIM FOR RELIEF
                           ---------------------------

                  (By R&E Gaming Against Keyport and SunAmerica
                   for Breach of the Riviera Option Agreement)

          280.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          281. On September 15, 1997, R&E Gaming and Morgens, Waterfall, Keyport and SunAmerica executed the Riviera Option Agreement.

          282. Pursuant to the Riviera Option Agreement, R&E Gaming agreed to deliver and did deliver to Morgens, Waterfall, Keyport and SunAmerica the following:

          a. Morgens, Waterfall: the Riviera/Morgens, Waterfall Letter of Credit in the amount of $3,817,860;

          b.   Keyport:   the  Keyport   Letter  of  Credit  in  the  amount  of
               $2,571,480;

          c. SunAmerica: the SunAmerica Letter of Credit in the amount of $2,285,760; and

          d.   Morgens, Waterfall, Keyport and SunAmerica: interest payments.

          283. R&E Gaming duly performed all its obligations under the Riviera Option Agreement, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall, Keyport and/or SunAmerica. Plaintiffs' further performance under the Riviera Option Agreement was excused due to the breaches by Morgens, Waterfall, Keyport and SunAmerica of their representations and warranties, as set forth herein.

          284. R&E Gaming specifically notified Keyport and SunAmerica that: R&E Gaming had been fraudulently and wrongly induced to enter the Riviera Option Agreement; the Riviera Option Agreement is void; Morgens, Waterfall breached numerous representations, warranties, covenants and failed to satisfy conditions of the Riviera Option Agreement. Further, R&E Gaming demanded the return of the Keyport and SunAmerica Letters of Credit and interest payments made pursuant to the Riviera Option Agreement.

          285. Keyport and SunAmerica breached the Riviera Option Agreement, by failing and/or refusing to return the Keyport and SunAmerica Letters of Credit and interest payments made pursuant to the Riviera Option Agreement. Further, Keyport and SunAmerica breached the Riviera Option Agreement by presenting the subject Letters of Credit and certifying the requisite conditions for negotiation had been satisfied, when in fact the conditions had not been satisfied. Specifically, SunAmerica and/or Keyport are not entitled to payment under the subject Letters of Credit because the Riviera Option and Merger Agreements are void and/or because the Riviera and Elsinore Mergers terminated for reasons constituting NonPayment Termination Events, such that neither
Keyport nor SunAmerica have a right to the funds represented by the subject Letters of Credit or the interest payments made pursuant to the Riviera Option Agreement. 286. As a proximate result of the above alleged conduct of Keyport, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $2 million. 287. As a proximate result of the above alleged conduct of SunAmerica, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $2 million.

                           TWENTIETH CLAIM FOR RELIEF
                           --------------------------

                  (By R&E Gaming Against Keyport and SunAmerica
        for Breach of the Implied Covenant of Good Faith and Fair Dealing
                     Regarding the Riviera Option Agreement)

          288.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          289. Implied in the Riviera Option Agreement was a covenant of good faith and fair dealing that Keyport and SunAmerica would not do anything to deliberately deprive R&E Gaming of the benefits of the Agreement and that, to the degree that Keyport and SunAmerica had the ability to affect R&E Gamings' rights, they would do so in good faith and in accordance with fair dealing.

          290. R&E Gaming duly performed all its obligations under the Riviera Option Agreement, except in so far as performance of such obligations was excused or R&E Gaming has been prevented from doing so based on the acts and/or omissions of Morgens, Waterfall, Keyport and/or SunAmerica. Plaintiffs' further performance under the Elsinore Option Agreement was excused due to the breaches by Morgens, Waterfall, Keyport and SunAmerica of their representations and warranties, as set forth herein.

          291. Keyport and SunAmerica have breached the implied covenant of good faith and fair dealing in the Riviera Option Agreement and affected R&E Gamings' rights and deliberately deprived R&E Gaming of the benefits of the Agreement by the acts and omissions alleged in paragraphs and herein. Keyport and SunAmerica have further breached the implied covenant of good faith and fair dealing by failing to properly investigate and evaluate the claims of fraudulent and wrongful conduct and/or breach of obligations and duties asserted by R&E Gaming. Further, Keyport and SunAmerica breached the implied covenant of good faith and fair dealing by failing and/or refusing to return the Keyport and SunAmerica Letters of Credit and interest payments made pursuant to the Riviera Option Agreement and presenting the subject Letters of Credit and certifying the requisite conditions for negotiation had been satisfied, when in fact that the conditions had not been satisfied.

          292. As a proximate result of the above alleged conduct of Keyport, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $2 million.

          293. As a proximate result of the above alleged conduct of SunAmerica, R&E Gaming has been damaged in an amount in to be proven at trial but in excess of $2 million.

                          TWENTY-FIRST CLAIM FOR RELIEF
                          -----------------------------
          (By R&E Gaming and EAS Against Elsinore, Morgens, Waterfall,
                           Keyport and SunAmerica for
                        Declaratory Relief Regarding the
    Elsinore and Riviera Option Agreements and the Elsinore Merger Agreement)

          294.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          295. An actual controversy now exists between R&E Gaming and Morgens, Waterfall, Keyport and SunAmerica as to their respective rights and obligations and entitlements under the Elsinore and Riviera Option Agreements.

          296. An actual controversy now exists between R&E Gaming and EAS, on the one hand, and Elsinore, on the other hand, as to their respective rights and obligations and entitlements under the Elsinore Merger Agreement.

          297. R&E Gaming contends that, as a result of fraud, mutual mistake, undue influence, failure of conditions and/or breach of contract, the Elsinore and Riviera Option Agreements are void and R&E Gaming is entitled to rescission and restitution. Further, R&E Gaming contends that numerous breaches of the terms of the Elsinore and Riviera Option Agreements and the implied covenants therein entitle R&E Gaming to recover damages and excuse any obligations under the Elsinore and Riviera Option Agreements.

          298. R&E Gaming is informed and believes and thereon alleges that Morgens, Waterfall denies R&E Gaming's above contentions regarding the Elsinore Option Agreement.

          299. R&E Gaming is informed and believes and thereupon alleges that Morgens, Waterfall, Keyport and SunAmerica deny R&E Gaming's above contentions regarding the Riviera Option Agreement.

          300. R&E Gaming and EAS contend that, as a result of fraud, mutual mistake, undue influence, failure of conditions and/or breach of contract, the Elsinore Merger Agreement is void and R&E Gaming and EAS are entitled to rescission and restitution. Further, R&E Gaming contends that numerous breaches of the terms of the Elsinore Merger Agreement and the implied covenants therein entitle R&E Gaming and EAS to recover damages and excuse any obligations under the Elsinore Merger Agreement.

          301. R&E Gaming and EAS are informed and believe and thereon allege that Elsinore denies R&E Gaming's and EAS's above contentions regarding the Elsinore Merger Agreement and contends that Elsinore is entitled to compensation from R&E Gaming and EAS under the Elsinore Merger Agreement.

          302. Declaratory relief is necessary to determine the respective rights and obligations of R&E Gaming and Morgens, Waterfall, Keyport and SunAmerica under the Elsinore and Riviera Option Agreements, including specifically the disputed rights to (1) the Keyport Letter of Credit; (2) the SunAmerica Letter of Credit; (3) the Riviera/Morgens, Waterfall Letter of Credit; (4) the Elsinore/Morgens, Waterfall Letter of Credit; and (5) all interest and legal fees payments made under the Riviera and Elsinore Option Agreements.

          303. Declaratory relief is necessary to determine the respective rights and obligations of R&E Gaming and EAS and Elsinore, including specifically the disputed rights claimed by Elsinore to compensation from R&E Gaming and EAS under the Elsinore Merger Agreement.


                         TWENTY-SECOND CLAIM FOR RELIEF
                         ------------------------------

                     (By R&E Gaming and RAS Against RHC for
                     Breach of the Riviera Merger Agreement)

          304.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          305. R&E Gaming and RAS have duly performed all of their respective obligations under the Riviera Merger Agreement, except in so far as their performance of such obligations under the Riviera Merger Agreement was excused or they have been prevented from performing based upon the acts and/or omissions of RHC described herein.

          306. RHC has breached the Riviera Merger Agreement by the acts or omissions alleged in paragraphs through herein, and has filed statements with the Securities and

Exchange Commission which contain untrue or materially incomplete or misleading statements of fact and/or omitted material facts required to make the statements not misleading, all in violation of representations, warranties and/or covenants within the Riviera Merger Agreement.

          307. Further, in violation of representations, warranties and/or covenants within the Riviera Merger Agreement, RHC unreasonably withheld or delayed producing documentation and information to R&E Gaming and RAS which RHC promised in the Riviera Merger Agreement to make available.

          308. As a proximate result of the acts or omissions of RHC, R&E Gaming and RAS have been damaged in an amount to be proven at trial.

                          TWENTY-THIRD CLAIM FOR RELIEF
                          -----------------------------

                     (By R&E Gaming and RAS against RHC for
           Breach of Implied Covenant of Good Faith and Fair Dealing)

          309.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          310. Implied in the Riviera Merger Agreement was a covenant of good faith and fair dealing that RHC would not do anything to deliberately deprive R&E Gaming and RAS of the benefits of the Riviera Merger Agreement and that, to the degree that RHC has the ability to affect the rights of R&E Gaming and/or RAS, it would do so in good faith and in accordance with fair dealing.

          311. R&E Gaming and RAS have duly performed all of their respective obligations under the Riviera Merger Agreement, except in so far as their performance of such obligations under the Riviera Merger Agreement was excused or they have been prevented from performing based upon the acts and/or omissions of RHC described herein.

          312. RHC, by and through its officers and directors, has breached the implied covenant of good faith and fair dealing in the Riviera Merger Agreement by the acts or omissions alleged in paragraphs through herein, and has filed statements with the Securities and Exchange Commission which contain untrue or materially incomplete or misleading statements of fact and/or omitted material facts required to make the statements not misleading, without regard for the long-term effect(s) of such operational changes on the well-being of the company which would survive the Riviera Merger.

          313. Further, RHC unreasonably withheld or delayed producing documentation and information to R&E Gaming and RAS which was material to the review by R&E Gaming and RAS of the operations of RHC, which reasonable production was promised in the Riviera Merger Agreement to make available.

          314. As a proximate result of the acts or omissions of RHC, R&E Gaming and RAS have been damaged in an amount to be proven at trial.

                         TWENTY-FOURTH CLAIM FOR RELIEF
                         ------------------------------

           (By Paulson, R&E Gaming, RAS and EAS against RHC for Fraud)

          315.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          Representations Regarding Authority of Morgens, Waterfall
          ---------------------------------------------------------

          316. In making the representations outlined in paragraphs through herein, the RHC Board of Directors represented to the R/E Plaintiffs that the negotiation power and control exercised by Morgens, Waterfall was permissible and authorized under the law.

          317. In fact, certain of the actions to be taken by Morgens, Waterfall pursuant to the Riviera Option Agreement were inconsistent with it being an "institutional investor."

          318. Such representations were made by RHC through its Board of Directors with the express intent that the R/E Plaintiffs rely on such representations in negotiating with and entering into the Riviera Option Agreement and the Elsinore Option Agreement with Morgens, Waterfall as the only means by which Paulson could obtain a controlling interest in RHC.

          319. RHC and/or the RHC Board of Directors knew or believed that the representations described in paragraphs through herein regarding the authority of

Morgens, Waterfall to negotiate with Paulson, were false, misleading and/or concealed facts, and intended for the R/E Plaintiffs to rely thereon.

          320. The R/E Plaintiffs justifiably and detrimentally relied on such representations, without knowledge that they were false or incomplete, in agreeing to negotiate with Morgens, Waterfall and in entering into the Riviera Merger Agreement, the Riviera Option Agreement, the Riviera Escrow Agreement, and based thereon, in entering into the Elsinore Option Agreement and the Elsinore Merger Agreement. Had the R/E Plaintiffs known the actual facts that certain of the actions taken and to be taken by Morgens, Waterfall's were impermissible and not authorized by applicable laws, the R/E Plaintiffs would not have executed the Riviera Merger Agreement, the Riviera Option Agreement, the Riviera Escrow Agreement, the Elsinore Option Agreement and/or the Elsinore Merger Agreement.

          Manipulation of Business Operations
          -----------------------------------

          321. The representations made by RHC in paragraphs through herein were made with the express intent that the R/E Plaintiffs rely on such representations in negotiating and entering into the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, and based thereon, in entering into the Elsinore Option Agreement and the Elsinore Merger Agreement.

          322. At the time RHC made the aforementioned representations, RHC knew or believed it would not keep its promise to maintain its operations in the ordinary course of business consistent with past practices.

          323. The R/E Plaintiffs justifiably and detrimentally relied on the aforementioned representations by RHC that it would continue to operate the business in the ordinary course consistent with past practices in negotiating, setting the price and entering into the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, and based thereon, in negotiating, setting the price and entering into the Elsinore Option Agreement and the Elsinore Merger Agreement.

          Black Hawk Project
          ------------------

          324. The representations outlined in paragraphs through herein were made by RHC with the express intent that the R/E Plaintiffs would rely on such representations in negotiating and entering into the Riviera Option Agreement, the Riviera Merger Agreement, the Riviera Escrow Agreement, and based thereon, in entering into the Elsinore Option Agreement and the Elsinore Merger Agreement.

          325. Paulson, R&E Gaming, RAS and EAS justifiably and detrimentally relied on the representations by RHC that the Black Hawk project would provide an asset of particular business value within a budget of $55 million, in negotiating, setting the price, entering into and continuing to evaluate the Riviera Option Agreement, the Riviera Merger Agreement, the Riviera Escrow Agreement, the Elsinore Option Agreement and the Elsinore Merger Agreement.


          RHC Financial Projections
          -------------------------

          326. RHC by and through Mr. Westerman and/or the RHC Board of Directors presented financial information, budgets, forecasts and/or projections regarding the financial performance and condition of RHC to the R/E Plaintiffs, as outlined in paragraphs through herein, with the intent that the R/E Plaintiffs rely on such information, budgets, forecasts and/or projections in negotiating, setting the price and entering into the Riviera Option Agreement, the Riviera Merger Agreement, the Riviera Escrow Agreement, and based thereon, in negotiating, setting the price and entering into the Elsinore Option Agreement and the Elsinore Merger Agreement.

          327. At the time that RHC made the aforementioned representations, RHC knew or believed that the financial information, budgets, forecasts and/or projections regarding the financial performance and condition of RHC were materially overstated, false, misleading and/or incomplete and purposefully chose to conceal that knowledge. RHC also knew by the date of the execution of the Riviera Option Agreement, the Riviera Merger Agreement, the Riviera Escrow Agreement, the Elsinore Option Agreement and the Elsinore Merger

Agreement, that RHC had not provided Paulson, R&E Gaming and RAS with available accurate financial records, reports and projections for the months of August and early September, 1997, which showed that RHC's financial performance was significantly worse than what had been projected in the projections, reports and information which were actually provided to Paulson, R&E Gaming and RAS.

          328. The R/E Plaintiffs justifiably and detrimentally relied on the representations by RHC in the financial information, budgets, forecasts and/or projections provided by RHC regarding the financial performance and condition of RHC, in negotiating, setting the price, entering into and continuing to evaluate the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, and based thereon, in negotiating, setting the price, entering into and continuing to evaluate the Elsinore Option Agreement and the Elsinore Merger Agreement.

          329. As a proximate result of the fraudulent representations and conduct of RHC as alleged in paragraphs through herein, Paulson, R&E Gaming, RAS and EAS have been damaged in an amount to be proven at trial.

          330. The conduct alleged and described in paragraphs through herein constitutes intentional misrepresentation, deceit and/or concealment of material information known to RHC done with the intention of depriving R&E Gaming of property or legal rights or otherwise causing injury and was despicable conduct that subjected R&E Gaming to hardship in conscious disregard of R&E Gaming's rights, so as to justify and award of punitive damages.

                          TWENTY-FIFTH CLAIM FOR RELIEF
                          -----------------------------
                (By Paulson, R&E Gaming, RAS and EAS against RHC
                             for Constructive Fraud)

          331.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          332. RHC assumed a duty to make affirmative representations to Paulson, R&E Gaming and RAS and, thereby, assumed a fiduciary duty to be certain that all such representations were truthful, accurate and complete. However, as alleged in paragraphs through , inclusive, of this Complaint, the representations by RHC were false or incomplete and were made with the intent to deceive Plaintiffs as to their accuracy and/or completeness.

          333. The R/E Plaintiffs justifiably and detrimentally relied on the representations by RHC in the financial information, budgets, forecasts and/or projections provided by RHC regarding the financial performance and condition of RHC, the $175 million debt issuance, and the Black Hawk Project, in negotiating, setting the price, entering into and continuing to evaluate the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, and based thereon, in negotiating, setting the price, entering into and continuing to evaluate the Elsinore Option Agreement and the Elsinore Merger Agreement.

          334. As a result of the conduct, acts or omissions of RHC as alleged in paragraphs through inclusive, of this Complaint, the R/E Plaintiffs took positions, agreed to a price, executed, and continued to pursue the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, and based thereon, took positions, agreed to a price, executed and continued to pursue the Elsinore Option Agreement and the Elsinore Merger Agreement, all to the detriment of the R/E Plaintiffs.

          335. The conduct of RHC outlined in paragraphs through inclusive, of this Complaint, amounts to constructive fraud against Paulson, R&E Gaming, RAS and EAS.

          336. As a proximate result of the representations and conduct of RHC as alleged in paragraphs through herein, Paulson, R&E Gaming, RAS and EAS have been damaged in an amount to be proven at trial.

                          TWENTY-SIXTH CLAIM FOR RELIEF
                          -----------------------------

                      (By Paulson, R&E Gaming, RAS and EAS
                  against RHC for Negligent Misrepresentation)

          337.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          338. When RHC made the representations set forth in paragraphs through herein, and as outlined further in paragraphs through herein, such representations were false or incomplete, and RHC knew or should have known that such representations were false or incomplete and/or that it had no ground for believing them to be true or complete.

          339. RHC (through its representatives) made the subject representations and failed to disclose the subject facts with the knowledge and expectation that the R/E Plaintiffs would rely on RHC to provide full and accurate disclosure and would, based thereon, make their determinations as to negotiation and execution of the agreements associated with the Riviera/Elsinore Transaction.

          340. At the time that the R/E Plaintiffs executed the agreements associated with the Riviera/Elsinore Transaction, the R/E Plaintiffs were ignorant of the falsity of RHC's representations. Further, at that time, the R/E Plaintiffs believed all such representations to be true and that all material information had been disclosed.

          341. In reliance on these representations and conduct, the R/E Plaintiffs executed the agreements associated with the Riviera/Elsinore Transaction. Had the R/E Plaintiffs known the actual facts, they would not have executed the agreements associated with the Riviera/Elsinore Transaction.

          342. The R/E Plaintiffs justifiably and detrimentally relied on the representations by RHC in the financial information, budgets, forecasts and/or projections provided by RHC regarding the financial performance and condition of RHC, the $175 million debt issuance, and the Black Hawk Project, in negotiating, setting the price, entering into and continuing to evaluate the Riviera Option Agreement, the Riviera Merger Agreement and the

Riviera Escrow Agreement, and based thereon, in negotiating, setting the price, entering into and continuing to evaluate the Elsinore Option Agreement and the Elsinore Merger Agreement.

          343. As a proximate result of the negligent misrepresentations and conduct of RHC as alleged in paragraphs through herein, the R/E Plaintiffs have been damaged in an amount to be proven at trial.

                         TWENTY-SEVENTH CLAIM FOR RELIEF
                         -------------------------------

        (By R&E Gaming and RAS against RHC for Recission and Restitution
                        Based on Fraud in the Inducement
    Regarding the Riviera Merger Agreement and the Riviera Escrow Agreement)

          344.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          345. On or about September 15, 1997, R&E Gaming and RAS executed the Riviera Merger Agreement and the Riviera Escrow Agreement with RHC. True and correct copies of the Riviera Merger Agreement and Riviera Escrow Agreement are attached hereto as Exhibits "11" and "6" respectively.

          346. The grounds for the requested recission and restitution are that the agreements of R&E Gaming and RAS to the terms and execution of the Riviera Merger Agreement and the Riviera Escrow Agreement were induced by fraudulent misrepresentations and conduct on the part of RHC as alleged in paragraphs through herein.

          347. RHC knew that its representations were false and/or materially incomplete and misleading, and concealed and suppressed such facts from Paulson, R&E Gaming and/or RAS in order to induce R&E Gaming and RAS to act in reliance on the representations and enter into the Riviera Merger Agreement and the Riviera Escrow Agreement.

          348. The true facts were that: In light of Morgens, Waterfall's position as a non-qualified shareholder claiming that it held RHC stock for investment purposes, Morgens, Waterfall was not permitted or authorized under law to negotiate on behalf of RHC and take an advance position with respect to the upcoming Riviera Merger as reflected in the Riviera Option

Agreement; the actions of RHC's Board of Directors in recommending the Riviera Merger to the shareholders violated Nevada Code Section 92A.120; without manipulation of the RHC's business operations, RHC knew it would not be able to satisfy the EBITDA Test; RHC knew or believed that the Black Hawk Project could not be completed and provide the projected asset value as it had been presented to Paulson, R&E Gaming and RAS within the $55 million capital budget as of August 27, 1997; and RHC's projected financial performance was substantially poorer than what was reflected in the information and projections provided to Paulson, R&E Gaming and RAS and, in fact, RHC knew prior to the execution of the agreements associated with the Riviera/Elsinore Transaction that the financial performance for the month of August, 1997 and for early September, 1997 was substantially poorer that what was reflected in the information and projections provided to Paulson, R&E Gaming and RAS.

          349. At the time that R&E Gaming and RAS executed the Riviera Merger Agreement and Riviera Escrow Agreement, the Plaintiffs were ignorant of the falsity of the representations by RHC and of RHC's suppression and concealment of facts. Plaintiffs believed RHC's representations to be true, and in reliance thereon, R&E Gaming and RAS executed and made payments under the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement, and based thereon, R&E Gaming and EAS executed and made payments under the Elsinore Merger Agreement and the Elsinore Option Agreement. Had Plaintiffs known the true facts, R&E Gaming and RAS would not have executed the Riviera Merger Agreement, the Riviera Option Agreement and/or the Riviera Escrow Agreement under the existing terms thereof, and R&E Gaming and EAS would not have executed the Elsinore Merger Agreement and/or the Elsinore Option Agreement under the existing terms thereof.

          350. As a proximate result of the fraudulent representations and conduct of RHC and its officers, directors and/or agents, R&E Gaming and RAS executed and made payments under the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement, and based thereon, R&E Gaming and EAS executed and made payments under the Elsinore Merger Agreement and the Elsinore Option Agreement. As a further proximate result of the fraudulent representations and conduct of RHC and its officers, directors and/or agents, the R/E Plaintiffs have been damaged in an amount according to proof but in excess of $20 million.

          351. R&E Gaming and RAS have previously demanded repayment of all amounts paid under the Riviera Escrow Agreement and Riviera Option Agreement, and they intend the service of this summons and complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and RAS, plus reimbursement of all other consequential and incidental damages suffered by reason of the R/E Plaintiffs' changed position in and amount to be proven at trial, plus interest.

          352. As a proximate result of the above alleged conduct of RHC, R&E Gaming and RAS have been damaged in an amount to be proven at trial but in excess of $20 million.

                         TWENTY-EIGHTH CLAIM FOR RELIEF
                         ------------------------------
        (By R&E Gaming and RAS against RHC for Recission and Restitution
                             Based on Mutual Mistake
    Regarding the Riviera Merger Agreement and the Riviera Escrow Agreement)

          353.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          354. The grounds for the requested recission and restitution are that the agreements of R&E Gaming and RAS to the terms and execution of the Riviera Merger Agreement and the Riviera Escrow Agreement were the result of mutual mistake or innocent misrepresentations by RHC as alleged in paragraphs through herein.

          355. The true facts were that: In light of Morgens, Waterfall's position as a non-qualified shareholder claiming that it held RHC stock for investment purposes, Morgens, Waterfall was not permitted or authorized under law to negotiate on behalf of RHC and take an advance position with respect to the upcoming Riviera Merger as reflected in the Riviera Option Agreement; the actions of RHC's Board of Directors in recommending the Riviera Merger to the shareholders violated Nevada Code Section 92A.120; without manipulation of RHC's business operations, RHC knew it would not be able to satisfy the EBITDA Test; RHC knew or believed that the Black Hawk Project could not be completed and provide the projected asset value as it had been presented to Paulson, R&E Gaming and RAS within the $55 million capital budget of August 27, 1997; and RHC's projected financial performance was substantially poorer than what was reflected in the information and projections provided to Paulson, R&E Gaming and RAS and, in fact, RHC knew prior to the execution of the agreements associated with the Riviera/Elsinore Transaction that the financial performance for the month of August, 1997 and for early September, 1997 was substantially poorer that what was reflected in the information and projections provided to Paulson, R&E Gaming and RAS.

          356. The representations and/or non-disclosures of facts, as alleged herein, were material to the Riviera/Elsinore Transaction.

          357. At the time that R&E Gaming and RAS executed the Riviera Merger Agreement and Riviera Escrow Agreement, the Plaintiffs were ignorant of the falsity of the representations by RHC and of RHC's non-disclosure of facts. Plaintiffs believed RHC's representations to be true, and in reliance thereon, R&E Gaming and RAS executed and made payments under the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement, and based thereon, R&E Gaming and EAS executed and made payments under the Elsinore Merger Agreement and the Elsinore Option Agreement. Had Plaintiffs known the true facts, R&E Gaming and RAS would not have executed the Riviera Merger Agreement, the Riviera Option Agreement and/or the Riviera Escrow Agreement under the existing terms thereof, and R&E Gaming and EAS would not have executed the Elsinore Merger Agreement and/or the Elsinore Option Agreement under the existing terms thereof.

          358. As a proximate result of the misrepresentations and conduct of RHC and its officers, directors and/or agents, R&E Gaming and RAS executed and made payments under the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement, and based thereon, R&E Gaming and EAS executed and made payments under the Elsinore Merger Agreement and the Elsinore Option Agreement. As a further proximate result of the fraudulent representations and conduct of RHC and its officers, directors and/or agents, the R/E Plaintiffs have been damaged in an amount according to proof but in excess of $20 million.

          359. R&E Gaming and RAS have previously demanded repayment of all amounts paid under the Riviera Escrow Agreement and Riviera Option Agreement, and they intend the service of this summons and complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and RAS, plus reimbursement of all other consequential and incidental damages suffered by reason of the R/E Plaintiffs' changed position in and amount to be proven at trial, plus interest.

          360. As a proximate result of the above alleged conduct of RHC, R&E Gaming and RAS have been damaged in an amount to be proven at trial but in excess of $20 million.


                          TWENTY-NINTH CLAIM FOR RELIEF
                          -----------------------------
        (By R&E Gaming and RAS against RHC for Recission and Restitution
                           Based on Breach of Contract
    Regarding the Riviera Merger Agreement and the Riviera Escrow Agreement)

          361.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          362. R&E Gaming and RAS duly performed all of their obligations under the Riviera Merger Agreement and the Riviera Escrow Agreement, except in so far as performance of such obligations was excused or R&E Gaming and/or RAS have been prevented from doing so based upon the acts and/or omissions of RHC described herein.

          363. The grounds for the requested recission and restitution are that RHC has breached the Riviera Merger Agreement and the Riviera Escrow Agreement by the acts or omissions of RHC as alleged in paragraphs through herein.

          364. R&E Gaming and RAS have previously demanded repayment of all amounts paid under the Riviera Escrow Agreement and Riviera Option Agreement, and they intend the service of this summons and complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and RAS, plus reimbursement of all other consequential and incidental damages suffered by reason of the R/E Plaintiffs' changed position in an amount to be proven at trial, plus interest.

          365. As a proximate result of the above alleged conduct of RHC, R&E Gaming and RAS have been damaged in an amount to be proven at trial but in excess of $20 million.

                           THIRTIETH CLAIM FOR RELIEF

                 (Declaratory Relief by R&E Gaming Against RHC)

          366.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          367. R&E Gaming has demanded repayment from RHC and State Street Bank of the RHC Letter of Credit and interest payments paid into the escrow under the Riviera Escrow Agreement by R&E Gaming since September of 1997 (collectively the "Escrow Consideration"), including all interest thereon, on the grounds that:
(i) the Riviera Merger Agreement is void; or, alternatively (ii) a Non-Payment Termination Event has occurred, as defined in the Riviera Escrow Agreement (a true and correct copy of which is attached hereto as Exhibit "6" and is incorporated herein by reference).

          368.  On  April  2,  1998,   RHC   presented   to  State  Street  Bank
correspondence deemed to "constitute the Company Certificate required by the Escrow Agreement" seeking to have the Escrow Agent negotiate the RHC Letter of Credit. R&E Gaming has presented to State Street Bank correspondence contesting any action State Street Bank might take toward negotiating the RHC Letter of Credit or delivering the Escrow Consideration to RHC.

          369. R&E Gaming is informed and believes that RHC disputes that a NonPayment Termination Event has occurred and/or that R&E Gaming is entitled to return of the Escrow Consideration.

          370. R&E Gaming is informed and believes that, in light of the competing positions of R&E Gaming as opposed to that of RHC, the Escrow Agent will not return the Escrow Consideration to R&E Gaming without a judicial declaration of the entitlement thereto.

          371. An actual controversy of a justiciable nature now exists as to whether a Non-Payment Termination Event has occurred and/or whether R&E Gaming is entitled to return of the Escrow Consideration, and over the proper construction and application of the Riviera Merger Agreement and the Riviera
Escrow Agreement and the rights and duties of the parties thereunder. The controversy is of sufficient immediacy to justify the issuance of a declaratory judgment consistent with the above-alleged contentions of Plaintiffs declaring in sum and substance that a Non-Payment Termination Event has occurred and/or that R&E Gaming is entitled to return of the Escrow Consideration.

                          THIRTY-FIRST CLAIM FOR RELIEF
                          -----------------------------

                     (By R&E Gaming and EAS against Elsinore
                    for Breach of Elsinore Merger Agreement)

          372.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          373. R&E Gaming and EAS have duly performed all of their respective obligations under the Elsinore Merger Agreement, except in so far as their performance of such obligations under the Elsinore Merger Agreement was excused or they have been prevented from performing based upon the acts and/or omissions of Elsinore described herein.

          374. Elsinore has breached the Elsinore Merger Agreement by the acts or omissions alleged in paragraphs through herein, all in violation of representations, warranties and/or covenants within the Elsinore Merger Agreement.

          375. As a proximate result of the acts or omissions of Elsinore, R&E Gaming and EAS have been damaged in an amount to be proven at trial.

                         THIRTY-SECOND CLAIM FOR RELIEF
                         ------------------------------

                   (By R&E Gaming and EAS against Elsinore for
           Breach of Implied Covenant of Good Faith and Fair Dealing)

          376.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          377. Implied in the Elsinore Merger Agreement was a covenant of good faith and fair dealing that Elsinore would not do anything to deliberately deprive R&E Gaming and EAS of the benefits of the Elsinore Merger Agreement and that, to the degree that Elsinore has the ability to affect the rights of R&E Gaming and/or EAS, it would do so in good faith and in accordance with fair dealing.

          378. R&E Gaming and EAS have duly performed all of their respective obligations under the Elsinore Merger Agreement, except in so far as their performance of such obligations under the Elsinore Merger Agreement was excused or they have been prevented from performing based upon the acts and/or omissions of Elsinore described herein.

          379. Elsinore has breached the implied covenant of good faith and fair dealing in the Elsinore Merger Agreement by acts or omissions alleged in paragraphs through herein.

          380. As a proximate result of the acts or omissions of Elsinore, R&E Gaming and EAS have been damaged in an amount to be proven at trial.

                          THIRTY-THIRD CLAIM FOR RELIEF
                          -----------------------------

                 (By R/E Plaintiffs against Elsinore for Fraud)

          381.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          382. The representations outlined in paragraphs through herein were made by Elsinore through its Board of Directors, including Waterfall, with the express intent that the R/E Plaintiffs rely on such representations in negotiating the terms, conditions and price of, and in executing the Elsinore Option Agreement and the Elsinore Merger Agreement, and based thereon, in negotiating the terms, conditions and price of, and in executing the Riviera Merger Agreement, the Riviera Escrow Agreement and the Riviera Option Agreement. Such representations were false, misleading and/or concealed facts, and Elsinore intended the R/E Plaintiffs to rely thereon.

          383. The R/E Plaintiffs justifiably and detrimentally relied on such representations, without knowledge that they were false or incomplete, in agreeing to negotiate with Morgens, Waterfall and in entering into the Elsinore Option Agreement and the Elsinore Merger Agreement, and based thereon, in entering into the Riviera Merger Agreement, the Riviera Option Agreement, and the Riviera Escrow Agreement. Had the R/E Plaintiffs known the actual facts that Elsinore's Chairman of the Board had corrupted the R/E Plaintiffs' financial advisor by negotiating and/or agreeing to the Jefferies First Finders Agreement re Paulson, or that the EBITDA projections provided by Elsinore so grossly overstated the true value of Elsinore, the R/E Plaintiffs would not have executed the Elsinore Option Agreement, the Elsinore Merger Agreement, Riviera Merger Agreement, the Riviera Option Agreement and/or the Riviera Escrow Agreement.

          384. As a proximate result of the fraudulent representations and conduct of Elsinore as alleged in paragraphs through herein, the R/E Plaintiffs have been damaged in an amount to be proven at trial.

          385. The conduct alleged and described in paragraphs through herein constitutes intentional misrepresentation, deceit and/or concealment of material information known to Elsinore done with the intention of depriving R&E Gaming and EAS of property or legal rights or otherwise causing injury and was despicable conduct that subjected R&E Gaming and EAS to hardship in conscious disregard for the rights of R&E Gaming and EAS, so as to justify an award of punitive damages.

                         THIRTY-FOURTH CLAIM FOR RELIEF
                         ------------------------------

                       (By R/E Plaintiffs against Elsinore
                             for Constructive Fraud)

          386.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          387. Elsinore assumed a duty to make affirmative representations to Paulson, R&E Gaming and EAS and, thereby, assumed a fiduciary duty to be certain that all such representations were truthful, accurate and complete. However, the representations by Elsinore, as alleged in paragraphs through herein, were false or incomplete and were made with the intent to deceive the R/E Plaintiffs as to their accuracy and/or completeness.

          388. As a result of and in reliance upon the conduct, acts or omissions of Elsinore as alleged in paragraphs through herein, the R/E Plaintiffs took positions with respect to, agreed to a price for, executed, and continued to pursue the Elsinore Option Agreement and the Elsinore Merger Agreement, and based thereon, took positions with respect to, agreed to a price for, executed and continued to pursue the Riviera Option Agreement, the Riviera Merger Agreement and the Riviera Escrow Agreement, all to the detriment of Paulson, R&E Gaming, RAS and EAS. 389. The conduct of Elsinore as alleged in paragraphs through herein amounts to constructive fraud against the R/E Plaintiffs. 390. As a proximate result of the representations and conduct of Elsinore as alleged in paragraphs through herein, the R/E Plaintiffs have been damaged in an amount to be proven at trial.

                          THIRTY-FIFTH CLAIM FOR RELIEF

                           (By R/E Plainitffs against
                    Elsinore for Negligent Misrepresentation)

          391.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          392. When Elsinore made the representations set forth in paragraphs through herein, such representations were false or incomplete, and Elsinore knew or should have known that they were false or incomplete and/or had no ground for believing them to be true or complete.

          393. Elsinore (through its representatives) made the subject representations and failed to disclose the subject facts with the knowledge and expectation that the R/E Plaintiffs would rely on Elsinore to provide full and accurate disclosure and would, based thereon, make their determinations as to negotiation and execution of the agreements associated with the Riviera/Elsinore Transaction.

          394. At the time that the R/E Plaintiffs executed the agreements associated with the Riviera/Elsinore Transaction, the R/E Plaintiffs were ignorant of the falsity of Elsinore's representations. Further, at that time, the R/E Plaintiffs believed all such representations to be true and that all material information had been disclosed.

          395. In reliance on these representations and conduct, the R/E Plaintiffs executed the agreements associated with the Riviera/Elsinore Transaction. Had the R/E Plaintiffs known the actual facts, they would not have executed the agreements associated with the Riviera/Elsinore Transaction.

          396. The R/E Plaintiffs justifiably and detrimentally relied on the representations by Elsinore in the financial information, budgets, forecasts and/or projections provided by Elsinore regarding the financial performance and condition of Elsinore and the secret fee arrangement between Waterfall and Jefferies in setting the price, entering into and continuing to evaluate the Elsinore Option Agreement and the Elsinore Merger Agreement, and based thereon, in setting the price, entering into and continuing to evaluate the the Riviera Escrow Agreement, the Riviera Option Agreement and the Riviera Merger Agreement.

          397. As a proximate result of the negligent misrepresentations and conduct of Elsinore as alleged in paragraphs through herein, the R/E Plaintiffs have been damaged in an amount to be proven at trial.

                          THIRTY-SIXTH CLAIM FOR RELIEF
                          -----------------------------

      (By R&E Gaming and EAS against Elsinore for Recission and Restitution
                        Based on Fraud in the Inducement
                    Regarding the Elsinore Merger Agreement)

          398. Plaintiffs reallege and incorporate herein by reference paragraphs 1 through , inclusive, of this Complaint.

          399. On or about September 15, 1997, R&E Gaming and EAS executed the Elsinore Merger Agreement with Elsinore. A true and correct copy of the Elsinore Merger Agreement is attached hereto as Exhibit "3" and is incorporated herein verbatim.

          400. The grounds for the requested recission and restitution are that the agreements of R&E Gaming and EAS to the terms and execution of the Elsinore Merger Agreement were induced by fraudulent misrepresentations and conduct, as alleged in paragraphs through herein.

          401. The true facts were that: Waterfall, acting with total discretion with respect to negotiating the sale on behalf of the Elsinore Board of Directors, agreed to the Jefferies First Finders Agreement re Paulson; despite being aware of the financial performance of Elsinore for the second, third and fourth quarters of 1997, Elsinore withheld information regarding its financial performance and/or provided Paulson, R&E Gaming and EAS inaccurate information and projections and encouraged Paulson, R&E Gaming and EAS to rely on such inaccurate information and projections; and the nature of this discrepancy was well known to Elsinore in mid-September, yet Elsinore again failed to disclose accurate financial data before the execution of the agreements related to the Riviera/Elsinore Transaction on September 15, 1997.

          402. At the time that R&E Gaming and EAS executed the Elsinore Merger Agreement and Elsinore Option Agreement, Plaintiffs were ignorant of the falsity of the representations by Elsinore and of Elsinore's suppression and concealment of facts. Plaintiffs believed Elsinore's representations to be true, and in reliance thereon, R&E Gaming and EAS executed and made payments under the Elsinore Merger Agreement and the Elsinore Option Agreement, and based thereon, R&E Gaming and RAS executed and made payments under the Riviera Merger Agreement, the Riviera Escrow Agreement and the Riviera Option Agreement. Had Plaintiffs known the true facts, R&E Gaming and EAS would not have executed the Elsinore Merger Agreement and/or the Elsinore Option Agreement under the existing terms thereof, and based thereon, R&E Gaming and RAS would not have executed the Riviera Merger Agreement, the Riviera Escrow Agreement and/or the Riviera Option Agreement.

          403. As a proximate result of the fraudulent representations and conduct of Elsinore and its officers, directors and/or agents, the R/E Plaintiffs executed the Elsinore and Riviera Merger and Option Agreements, and the Riviera Escrow Agreement, and have been damaged in an amount according to proof but in excess of $20 million.

          404. R&E Gaming and EAS intend the service of this summons and Complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and EAS, plus reimbursement of all other consequential and incidental damages suffered by reason of Plaintiffs' changed position in an amount to be proven at trial, plus interest. 405. As a proximate result of the above alleged conduct of Elsinore, R&E Gaming and EAS have been damaged in an amount to be proven at trial but in excess of $20 million.

                         THIRTY-SEVENTH CLAIM FOR RELIEF

            (By R&E Gaming and EAS against Elsinore for Recission and
                       Restitution Based on Mutual Mistake
                    Regarding the Elsinore Merger Agreement)

          406.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          407. The grounds for the requested recission and restitution are that the agreements of R&E Gaming and EAS to the terms and execution of the Elsinore Merger Agreement were the result of mutual mistake or innocent material misrepresentations, as outlined in paragraphs through herein.

          408. At the time that R&E Gaming and EAS executed the Elsinore Merger Agreement, Plaintiffs were ignorant of the falsity of the representations by Elsinore and of Elsinore's nondisclosure of facts. Plaintiffs believed Elsinore's representations to be true, and in reliance thereof, R&E Gaming and EAS executed the Elsinore Merger Agreement and the Elsinore Option Agreement, and based thereon, R&E Gaming and RAS executed the Riviera Merger Agreement, the Riviera Option Agreement and the Riviera Escrow Agreement. Had Plaintiffs known the actual facts, R&E Gaming and EAS would not have executed the Elsinore Merger Agreement and/or the Elsinore Option Agreement under the existing terms thereof, and R&E Gaming and RAS would not have executed the Riviera Merger Agreement, the Riviera Option Agreement and/or the Riviera Escrow Agreement under the existing terms thereof.

          409. R&E Gaming and EAS intend the service of this summons and Complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and EAS, plus reimbursement of all other consequential and incidental damages suffered by reason of Plaintiffs' changed position in an amount to be proven at trial, plus interest.

          410. As a proximate result of the fraudulent representations and conduct of Elsinore and its officers, directors and/or agents, the R/E Plaintiffs executed the Elsinore and Riviera Merger and Option Agreements, and the Riviera Escrow Agreement, and have been damaged in an amount according to proof but in excess of $20 million.

          411. As a proximate result of the above alleged conduct of Elsinore, R&E Gaming and EAS have been damaged in an amount to be proven at trial but in excess of $20 million.

                         THIRTY-EIGHTH CLAIM FOR RELIEF

      (By R&E Gaming and EAS against Elsinore for Recission and Restitution
                           Based on Breach of Contract
                    Regarding the Elsinore Merger Agreement)

          412.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          413. R&E Gaming and EAS duly performed all of their obligations under the Elsinore Merger Agreement, except in so far as performance of such obligations was excused or R&E Gaming and/or EAS have been prevented from doing so based upon the acts and/or omissions of Elsinore described herein.

          414. The grounds for the requested recission and restitution are that Elsinore has breached the Elsinore Merger Agreement by the acts or omissions outlined in paragraphs through herein.

          415. As a proximate result of the fraudulent representations and conduct of Elsinore and its officers, directors and/or agents, the R/E Plaintiffs executed the Elsinore and Riviera Merger and Option Agreements, and the Riviera Escrow Agreement, and have been damaged in an amount according to proof but in excess of $20 million.

          416. R&E Gaming and EAS intend the service of this summons and complaint to serve as a further demand for restitution of the consideration furnished by R&E Gaming and EAS, plus reimbursement of all other consequential and incidental damages suffered by reason of Plaintiffs' changed position in an amount to be proven at trial, plus interest.

          417. As a proximate result of the above alleged conduct of Elsinore, R&E Gaming and EAS have been damaged in an amount to be proven at trial but in excess of $20 million.

                          THIRTY-NINTH CLAIM FOR RELIEF
                          -----------------------------

                 (By R/E Plaintiffs against Morgens, Waterfall,
       Keyport and SunAmerica for Breach of the Warranties of Presentment)

          418.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          419. Pursuant to the Riviera Option Agreement, the Escrow Agreement and the Elsinore Option Agreement, R&E Gaming agreed to deliver and did deliver to the following entities the specified Letters of Credit:

          a. Morgens, Waterfall: the Elsinore/Morgens, Waterfall Letter of Credit in the amount of $2,936,550.08;

          b. Morgens, Waterfall: the Riviera/Morgens, Waterfall Letter of Credit in the amount of $3,817,860;

          c.   Keyport:   the  Keyport   Letter  of  Credit  in  the  amount  of
               $2,571,480;

          d. SunAmerica: the SunAmerica Letter of Credit in the amount of $2,285,760; and

          e. State Street Bank: the RHC Letter of Credit in the amount of $5,172,427.

          420. All of the Letters of Credit referred to in paragraph herein were issued by City National Bank and provide that they can be negotiated only when the beneficiary signs and presents a certification along with the Letter of Credit certifying that the conditions under the Elsinore and Riviera Option Agreements and/or Escrow Agreement entitling them to payment have been met.

          421. R&E Gaming contends that, as a result of fraud, mutual mistake, undue influence and/or breach of contract, the Elsinore and Riviera Option and Merger Agreements and the Escrow Agreement are void and R&E Gaming is entitled to rescission and restitution. Further, R&E Gaming contends that numerous breaches of the terms of the Elsinore and Riviera Option and Merger Agreements and of the implied covenants therein entitle R&E Gaming to recover damages and avoid any obligations under such agreements. R&E Gaming has provided notice to Morgens, Waterfall, Keyport, SunAmerica, State Street Bank and City National Bank of its position and has demanded return of the subject Letters of Credit.

          422. R&E Gaming is informed and believes that despite the referenced notices of voidness and breach regarding the Elsinore and Riviera Option and Merger Agreements, Morgens, Waterfall, SunAmerica and Keyport have all recently negotiated the subject Letters of Credit and have presented to City National Bank the Letters of Credit and certifications that the requisite conditions under such agreements entitling them to payment have been met. State Street Bank has not yet presented the RHC Letter of Credit, but RHC has made a demand on State Street Bank that it immediately present the RHC Letter of Credit for payment.

          423. In presenting the various Letters of Credit, as alleged in paragraphs through herein, Defendants Morgens, Waterfall, SunAmerica and Keyport warranted that the representations made in the certifications made with such presentations were true and correct and that the drawing did not violate any agreement between R&E Gaming and each of these Defendants or any agreement intended by them to be augmented by the Letters of Credit.

          424. The representations by Morgens, Waterfall, SunAmerica and Keyport that they had performed all acts required to entitle them to draw on the Letters of Credit and that the drawing did not violate any agreement between R&E Gaming and each of these Defendants or any agreement intended by them to be augmented by the Letters of Credit were false and, therefore, in making these representations, Morgens, Waterfall, SunAmerica and Keyport breached the warranties of presentment made to Paulson, R&E Gaming, RAS and EAS.

          425. As a proximate result of the above alleged conduct of Morgens, Waterfall, SunAmerica and Keyport, Paulson, R&E Gaming, RAS and EAS have been damaged in an amount to be proven at trial, but in excess of $11 million.

                            FORTIETH CLAIM FOR RELIEF

                 (By R/E Plaintiffs against Morgens, Waterfall,
              Keyport and SunAmerica for Fraud in the Presentment)

          426.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          427. In presenting the various Letters of Credit and certifying that the conditions for negotiation had been satisfied, as alleged in paragraphs through herein, Defendants Morgens, Waterfall, SunAmerica and Keyport fraudulently represented that the conditions which would entitle them to draw on the Letters of Credit had been satisfied. Such representations were made when Morgens, Waterfall, SunAmerican and/or Keyport knew that such representations were false, and were made with the intent of inducing City National Bank to rely upon them and based thereon, to negotiate the Letters of Credit. Such representations were also made with the knowledge or expectation and intent that by negotiating the Letters of Credit, Morgens, Waterfall, SunAmerica and Keyport would cause Paulson, R&E Gaming, RAS and/or EAS to be liable to City National Bank for payment of the amounts disbursed through negotiation of the Letters of Credit, plus interest.

          428. On information and belief, had City National Bank known that the representations by Morgens, Waterfall, SunAmerica and Keyport were false, it would not have allowed the Letters of Credit to be negotiated.

          429. As a proximate result of the fraudulent representations of Morgens, Waterfall, SunAmerica and Keyport, on information and belief, City
National Bank honored the Riviera/Morgens, Waterfall Letter of Credit, the Elsinore/Morgens, Waterfall Letter of Credit, the Keyport Letter of Credit and the SunAmerica Letter of Credit.

          430. As a proximate result of the above alleged fraudulent conduct of Morgens, Waterfall, SunAmerica and Keyport, Paulson, R&E Gaming, RAS, EAS and/or other affiliates of Paulson have been damaged in an amount to be proven at trial, but in excess of $11 million.

                          FORTY-FIRST CLAIM FOR RELIEF

                  (By R/E Plaintiffs against Morgens, Waterfall
            for Intentional Interference With Contractual Relations)

          431.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          432. By entering into the Jefferies First Finders Agreement re Paulson, Morgens, Waterfall intentionally and knowingly induced Jefferies to breach its contract with Paulson, R&E Gaming, RAS and EAS, to wit, the Jefferies Retainer Agreement, by (among other breaches) inducing Jefferies to breach its promise to act as the financial advisor to Paulson, R&E Gaming, RAS and EAS in connection with the Riviera/Elsinore Transaction.

          433. As a proximate result of the above alleged conduct of Morgens, Waterfall, the R/E Plaintiffs were deprived of Jefferies' fulfilment of its contractual obligations to the R/E Plaintiffs, and the R/E Plaintiffs executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result the R/E Plaintiffs have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                          FORTY-SECOND CLAIM FOR RELIEF

                  (By R/E Plaintiffs against Morgens, Waterfall
             for Negligent Interference With Contractual Relations)

          434.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          435. By entering into the Jefferies First Finders Agreement re Paulson, Morgens, Waterfall knew or should have known that the Jefferies First Finders Argeement re

Paulson would induce Jefferies to breach its contract with Paulson, R&E Gaming, RAS and EAS, to wit, the Jefferies Retainer Agreement, by (among other breaches) inducing Jefferies to breach its promise to act as the financial advisor to Paulson, R&E Gaming, RAS and EAS in connection with the Riviera/Elsinore Transaction.

          436. Despite such actual or constructive knowledge that the Jefferies First Finders Agreement re Paulson would induce Jefferies to breach its contract with Paulson, R&E Gaming, RAS and EAS, Morgens, Waterfall entered into the Jefferies First Finders Agreement re Paulson, thereby negligently inducing Jefferies to breach (among other breaches) its promise to act as the financial advisor to Paulson, R&E Gaming, RAS and EAS in connection with the Riviera/Elsinore Transaction.

          437. As a proximate result of the above alleged conduct of Morgens, Waterfall, R/E Plaintiffs were deprived of Jefferies' fulfilment of its contractual obligations to the R/E Plaintiffs, and the R/E Plaintiffs executed and remained in the Riviera/Elsinore Transaction and delivered the subject Letters of Credit and made additional payments. As a further proximate result the R/E Plaintiffs have been damaged in an amount in to be proven at trial, including but not limited to, if it should ultimately be determined that any of the other agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to any such enforceable agreements.

                          FORTY-THIRD CLAIM FOR RELIEF
                          ----------------------------

 (By All Plaintiffs Against Stevens, Croxton, Voigt, Morgens, Waterfall, RHC and
              Elsinore for Treble Damages, Attorneys Fees and Costs
     Pursuant to Nevada Revised Statutes Sec. 207.350 et seq. (Nevada RICO))

          438.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          439. Plaintiffs Paulson, R&E Gaming, RAS, EAS and Carlo are all persons within the meaning of Nevada Revised Statutes ("N.R.S.") Sections
205.380 and 207.470.

          440. R&E Gaming, RAS, EAS and Carlo are all affiliates of Paulson in that Paulson is the sole shareholder of R&E Gaming and Carlo, and R&E Gaming is the sole shareholder in RAS and EAS

          441. Defendants M. Brent Stevens, Steven Croxton and Paul Voigt, are all natural persons who are persons within the meaning of N.R.S. Sections 90.570, 205.380 and 207.400 and are each persons employed by or associated with the Jefferies enterprise, and each has authority to, and did in fact, control, conduct, manage or operate the affairs of Jefferies.

          442. RHC, Elsinore and Morgens, Waterfall are persons within the meaning of N.R.S. Sections 90.570, 195.010, 205.380 and 207.400

          443. Jefferies is an "enterprise" as that term is defined in N.R.S. 207.380.

          444. Defendants' activities, as alleged herein, constitute "racketeering activity," as that term is defined in N.R.S. 207.390, because they include at least two "crimes related to racketeering," as that term is defined in N.R.S. 207.360, that are: not isolated; have the same or similar intents, results, accomplices, or victims; occurred after July 1, 1983; and all occurred within 5 years of each other.

          445. With the purpose of fraudulently obtaining money from Paulson, R&E Gaming, RAS and EAS, Defendants M. Brent Stevens, Steven Croxton and Paul Voigt, conducted, managed and operated the affairs of the Jefferies enterprise through racketeering activity in violation of N.R.S. Section 207.400(c) involving the commission, attempted commission or conspiracy to (a) obtain possession of money or property valued at more than $250.00 by means of false pretenses and (b) violations of N.R.S. 90.570, as follows.

          Obtaining Possession of Money by False Pretenses
          ------------------------------------------------

          446. In violation of N.R.S. 205.380, with the intent to defraud Plaintiffs and induce Plaintiffs to proceed with the Riviera/Elsinore Transaction and the Riverboat Transaction, Defendants Stevens, Croxton and Voigt made the representations in paragraphs through herein, with knowledge of their falsity and/or no reasonable basis to believe that such representations were true. Morgens, Waterfall, RHC and Elsinore conspired with and/or aided and abetted Stevens, Croxton and Voigt in making said representations by agreeing not to disclose and/or failing to disclose facts known to Morgens, Waterfall, RHC and Elsinore which would indicate or demonstrate the falsity of such representations to the Plaintiffs.

          447. The representations made by Stevens, Croxton, Voigt and others were false in that: (1) despite representing that Jefferies would act and was acting as Plaintiffs' financial advisor, Jefferies did not and never intended to do so; (2) Jefferies presented material factual and financial data regarding the Riviera/Elsinore Transaction and the Riverboat transaction which were false, incomplete and/or misleading; (3) pursuant to the Jefferies' First Finders Agreement re Paulson, Stevens, Voigt, and others sought and agreed to accept from Morgens, Waterfall a fee in excess of $1 million paid to Jefferies for Jefferies' services as a finder in connection with the sale of Morgens, Waterfall's 94.3% interest in Elsinore to Paulson, R&E Gaming and EAS; and (4) pursuant to the Jefferies' Second Finders Agreement re Paulson, Stevens, Croxton and others sought and agreed to accept from Casino Magic Louisiana a fee of 5% of the aggregate amount of the sale price of the Riverboat to be paid to Jefferies for Jefferies' services as a finder in connection with the sale of the Riverboat to Paulson and Carlo.

          448. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, and in agreeing to execute the agreements associated with the Riviera/Elsinore Transaction and provide the Letters of Credit and interest payments required thereby, Plaintiffs justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value and financial performance and prospects of RHC and Elsinore,

          449. In negotiating the price and determining the conditions of the Riverboat transaction, and in agreeing to execute the Riverboat Sale Agreement and pay the $1 million deposit required thereby, Plaintiffs justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value and financial performance and prospects of the Riverboat.

          450. Plaintiffs justifiably and detrimentally relied on the representations in paragraph herein that Jefferies was continuing to act as their financial advisor, and was, therefore, acting in the Plaintiffs' best interests, in not terminating the Riviera/Elsinore Transaction sooner.

          451. As parties to the Riviera/Elsinore Transaction, Morgens, Waterfall, RHC and Elsinore each had an obligation and duty to disclose facts indicating that the representations made by Stevens, Croxton, Voigt and others on behalf of Jefferies, as outlined herein, were false. Plaintiffs justifiably and detrimentally relied on the silence of Morgens, Waterfall, RHC and Elsinore as to facts indicating or demonstrating the falsity of the aforementioned representations by Stevens, Croxton, Voigt and others as a reason to presume that such facts did not exist and, therefore, did not terminate the Riviera/Elsinore Transaction sooner.

          452. As a result of the fraudulent conduct of Stevens, Croxton, Voigt, Morgens, Waterfall, RHC, Elsinore and others on behalf of Jefferies, Paulson, R&E Gaming, RAS, EAS and Carlo have been defrauded into paying Jefferies a retainer totaling $210,000, into entering into the Riviera/Elsinore Transaction and the Riverboat transaction, and into not terminating the Riviera/Elsinore Transaction sooner. Violation of N.R.S. Section 90.570.1

          453. The actions and representations by Stevens, Croxton and Voigt outlined in paragraphs through amount to a scheme to defraud Paulson, R&E Gaming, RAS, EAS and Carlo in connection with an offer to sell securities, to wit: the common stock of RHC and Elsinore. Morgens, Waterfall, RHC and Elsinore conspired with and/or aided and abetted Stevens, Croxton and Voigt in carrying out such scheme by agreeing not to disclose and/or failing to disclose facts known to Morgens, Waterfall, RHC and Elsinore which would indicate or demonstrate the falsity of the representations by Stevens, Croxton and Voigt to the Plaintiffs. Violation of N.R.S. Section 905.570.2

          454. The representations by Stevens, Croxton and Voigt outlined in paragraphs through amount to untrue statements of material facts and/or omissions to state material facts to defraud Paulson, R&E Gaming, RAS, EAS and Carlo in connection with an offer to sell securities, to wit: the common stock of RHC and Elsinore. Morgens, Waterfall, RHC and Elsinore conspired with and/or aided and abetted Stevens, Croxton and Voigt in making such untrue statements by agreeing not to disclose and/or failing to disclose facts known to Morgens, Waterfall, RHC and Elsinore which would indicate or demonstrate the falsity of the representations by Stevens, Croxton and Voigt to the Plaintiffs.

          455. As a proximate result of the racketeering activity of Stevens, Croxton, Voigt, and others, with the assistance of Morgens, Waterfall, RHC and Elsinore, Paulson, R&E Gaming, RAS, EAS and Carlo have been damaged in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

          Resulting Violation of N.R.S. Section 207.400(c)
          ------------------------------------------------

          456. Under the provisions of N.R.S. Section 207.470, Plaintiffs have been injured in their business or property by reason of a violation of N.R.S.
Section 207.400. Pursuant to N.R.S. Section 207.470, Plaintiffs are entitled to maintain this action and to recover herein three times the actual damages sustained and the costs of suit, including attorneys fees and investigation and litigation costs.

                          FORTY-FOURTH CLAIM FOR RELIEF
                          -----------------------------

 (By All Plaintiffs Against Stevens, Croxton, Voigt, Morgens, Waterfall, RHC and
              Elsinore for Treble Damages, Attorneys Fees and Costs
       For Conspiracy to Violate N.R.S. Section 207.400(c) (Nevada RICO))

          457.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through 456, inclusive, of this Complaint.

          458. From at least November 26, 1996 through the present, in California, Nevada, Louisiana, New York and elsewhere, Defendants Stevens, Croxton and Voigt, being persons employed by or affiliated in the Jefferies enterprise, unlawfully and wilfully combined, confederated, agreed and conspired with each other and with others to violate N.R.S. Section 207.400(c), that is, to conduct or participate in the management and operation, directly or indirectly, of the affairs of the Jefferies enterprise through racketeering activity, all in violation of N.R.S. Section 207.400(h).

          459. Morgens, Waterfall, RHC and Elsinore conspired with and/or aided and abetted Stevens, Croxton and Voigt in carrying out such conspiracy to violate N.R.S. Section 207.400(c) scheme by agreeing not to disclose and/or failing to disclose facts known to Morgens, Waterfall, RHC and Elsinore which would indicate or demonstrate the conspiracy by Stevens, Croxton and Voigt to the Plaintiffs.

          460. Part of the conspiracy was that Defendants Stevens, Croxton and Voigt, each committed and agreed, either expressly or impliedly, to be involved in and/or support the aforementioned racketeering activity.

          461. In furtherance of the conspiracy and to effect the objects thereof, the RICO Defendants committed and caused to be committed a series of overt acts, including:

          a. Entering into and/or acceding to the Jefferies' First Finders Agreement re Paulson, as described above;

          b. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson had been disclosed to Paulson prior to the execution of the

               Riviera and Elsinore Option and Merger Agreements, and the Riviera Escrow Agreement, in September of 1997, as described above;

          c.   Fraudulently  representing  that  the  Jefferies'  First  Finders
               Agreement   re   Paulson   had   been   "squeezed   out"  in  the
               correspondence since February of 1998, as described above.

          462. Morgens, Waterfall, RHC and Elsinore failed, in the RHC Proxy Statement or otherwise, to clearly disclose facts known to Morgens, Waterfall, RHC and Elsinore which would indicate or demonstrate the conspiracy by Stevens, Croxton and Voigt to the Plaintiffs, namely the existence of the Jefferies' First Fee Agreement re Paulson, and the fact that financial information, reports, projections and expectations which had been given to Jefferies for Plaintiffs' benefit were materially false or misleading.

          463. Plaintiffs have been directly and proximately injured, by acts constituting violations or attempted violations of N.R.S. Sections 205.380 and 90.570, in their business and property by reason of these Defendants violation of N.R.S. 207.400(h), in an amount to be proven at trial, including but not limited to: (1) if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount as much as or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith; and (2) if it should ultimately be proven at trial in the Casino Magic Suit that the Riverboat Sale Agreement is not void and is enforceable against Plaintiffs or any of them, an amount in excess of $1 million equal to all monies Plaintiffs have paid or must pay to Casino Magic Louisiana with respect to the Riverboat Sale Agreement.

          Resulting Violation of N.R.S. Section 207.400(h)
          ------------------------------------------------

          464. Under the provisions of N.R.S. Section 207.470, Plaintiffs have been injured in their business or property by reason of a violation of N.R.S.
Section 207.400. Pursuant to N.R.S. Section 207.470, Plaintiffs are entitled to maintain this action and to recover herein three times the actual damages sustained and the costs of suit, including attorneys fees and investigation and litigation costs.

                          FORTY-FIFTH CLAIM FOR RELIEF
                          ----------------------------

 (By All Plaintiffs Against Stevens, Croxton, Voigt, Morgens, Waterfall, RHC and
             Elsinore for Treble Damages, Attorneys Fees and Costs
     Pursuant to Nevada Revised Statutes Sec. 207.350 et seq. (Nevada RICO))

          465.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          466. Plaintiffs Paulson, R&E Gaming, RAS, EAS and Carlo are all persons within the meaning of Nevada Revised Statutes ("N.R.S.") Sections
205.380 and 207.470.

          467. R&E Gaming, RAS, EAS and Carlo are affiliates of Paulson in that Paulson in the sole shareholder of R&E Gaming and Carlo, and R&E Gaming is the sole shareholder in RAS and EAS.

          468. Defendants M. Brent Stevens, Steven Croxton and Paul Voigt are all natural persons who are persons within the meaning of N.R.S. Sections 90.570, 205.380 and 207.400.

          469. Jefferies, RHC, Elsinore and Morgens, Waterfall are persons within the meaning on N.R.S. Sections 90.570, 205.380 and 207.400

          470. The association-in-fact of Jefferies, Morgens, Waterfall, RHC and Elsinore ("J.M.W.R.E") is an "enterprise," as that term is defined in N.R.S. 207.380, which came into existence in early 1997 and has continued to the present. The J.M.W.R.E. was formed with the purpose of legitimately selling Plaintiffs various properties, and the subsidiary purposes of fraudulently inducing Paulson, R&E Gaming, RAS and EAS to enter into and proceed with the Riviera/Elsinore Transaction at a substantial premium over the fair market value of RHC and Elsinore, and of generating fees for Jefferies. Each member of the J.M.W.R.E. enterprise played a different role in accomplishing its legitimate and illegitimate purposes. Jefferies acted to benefit Plaintiffs, but it also pretended to be acting wholly for

Plaintiffs' best interests, while in fact acting surreptitiously for the illegitimate purposes of the enterprise. Each of the other members of the enterprise facilitated by their conduct both the legitimate and illegitimate purposes of the enterprise, and also facilitated by their conduct Jefferies' various acts. The enterprise was expected to continue for an indefinite period of time. The activities of the enterprise in working toward its primary and subsidiary purposes were separate, and neither depended necessarily on each other for its success.

          471. Through the actions of Stevens, Croxton, Voigt and Jefferies, the J.M.W.R.E. enterprise was primarily designed to sell legitimately various properties to Paulson over an indefinite length of time; it had as a subsidiary design to generate fees for Jefferies and hide the efforts of RHC, Elsinore and Morgens, Waterfall to fraudulently overstate the value of RHC and Elsinore through false, misleading and/or unsupported financial information, budgets, forecasts and projections. The subsidiary design was implemented through the actions of Morgens, Waterfall in fraudulently inducing the R/E Plaintiffs to acquire Elsinore at a substantial premium in order to have the option of acquiring RHC, thereby also increasing the "M&A Fee" (as defined in the Jefferies Retainer Agreement [Exhibit "20"]) Jefferies could expect from the Riviera/Elsinore Transaction. Through the actions of RHC and Elsinore, the J.M.W.R.E. enterprise's subsidiary design was to provide false, misleading and/or unsupported financial information, budgets, forecasts and projections regarding RHC, Elsinore and the financial health and performance of each, so as to overstate the value of the RHC/Elsinore Transaction. Stevens, Croxton, Voigt, Jefferies, Morgens, Waterfall, Elsinore and RHC were each associated with the J.M.W.R.E enterprise and all had the authority to control and did in fact control or conduct, that is, manage or operate, the affairs of the J.M.W.R.E. enterprise in order to fulfill the designs described in this paragraph.

          472. Defendants' activities, as alleged herein, constitute "racketeering activity," as that term is defined in N.R.S. 207.390, because they include at least two "crimes related to racketeering," as that term is defined in N.R.S. 207.360, that are: not isolated; have the same or similar intents, results, accomplices, or victims; occurred after July 1, 1983; and all occurred within 5 years of each other.

          473. With the purpose of fraudulently obtaining money from Paulson, R&E Gaming, RAS and EAS, Defendants Stevens, Croxton, Voigt, Jefferies, Morgens, Waterfall, RHC and Elsinore (the "RICO Defendants") conducted the affairs of the J.M.W.R.E. enterprise through racketeering activity in violation of N.R.S.
Section 207.400(c) involving the commission, attempted commission or conspiracy to (a) obtain possession of money or property valued at more than $250.00 by means of false pretenses and (b) violations of N.R.S. 90.570, as follows.

          Obtaining Possession of Money by False Pretenses
          ------------------------------------------------

          474. In violation of N.R.S. 205.380, with the intent to defraud Paulson, R&E Gaming, RAS and EAS, the RICO Defendants made the representations in paragraphs through herein, with knowledge of their falsity and/or no reasonable basis to believe that such representations were true.

          475. In addition to the representations in the Riviera and Elsinore Option and Merger Agreements, in response to inquiries by Paulson and R&E
Gaming, and at the direction of Morgens, Waterfall, and with the intent to defraud the Plaintiffs, the RICO Defendants have represented that the Jefferies' First Finders Agreement re Paulson never existed, in at least the following specific communications:

          a. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about February 24, 1998;

          b. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about March 13, 1998; and

          c. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about March 30, 1998.

          476. Similarly, despite the controlling role Waterfall played on behalf of RHC and Elsinore in the negotiations for the Riviera/Elsinore Transaction, at the express or implied direction of Waterfall, RHC and Elsinore, with the intent to defraud the Plaintiffs, have claimed ignorance of the Jefferies' First Finders Agreement re Paulson and/or that the Jefferies' First Finders Agreement re Paulson never existed, in at least the following communications:

          a.   Correspondence from William Westerman, President of RHC, to Allen
               E. Paulson, President of R&E Gaming, transmitted via facsimile on or about February 24, 1998;

          b. Correspondence from Jeffrey Leeds, President of Elsinore, to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about February 26, 1998; and

          c. Correspondence from Jeffrey Leeds, President of Elsinore, to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about April 2, 1998.

          477. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, and in agreeing to execute the agreements associated with the Riviera/Elsinore Transaction and provide the Letters of Credit and interest payments required therein, Plaintiffs justifiably and detrimentally relied on: (i) the representation that Jefferies was acting as their financial advisor; and (ii) Jefferies' information and analyses regarding the value and financial performance and prospects of RHC and Elsinore.

          478. In negotiating the price and determining the conditions of the Riviera/Elsinore Transaction, in executing the agreements associated with the Riviera/Elsinore Transaction, and in providing the Letters of Credit and interest payments required therein, Plaintiffs justifiably and detrimentally relied on: (i) the representations by Morgens, Waterfall, RHC and Elsinore that they had not engaged any undisclosed broker, finder or financial advisor in connection with the Riviera/Elsinore Transaction; and (ii) Jefferies', Morgens, Waterfall's, RHC's and Elsinore's information and analyses regarding the value and financial performance and prospects of RHC and Elsinore.

          479. As a result of the fraudulent conduct of the RICO Defendants, Paulson, R&E Gaming, RAS, EAS and Carlo have been defrauded into paying Jefferies a retainer totaling $210,000, into entering into the Riviera/Elsinore Transaction and the Riverboat transaction, and into not terminating the Riviera/Elsinore Transaction sooner.

          Violation of N.R.S. Section 90.570.1
          ------------------------------------

          480. The actions and representations by the RICO Defendants outlined in paragraphs through and paragraphs though amount to a scheme to defraud Paulson, R&E Gaming, RAS, EAS and Carlo in connection with an offer to sell securities, to wit: the common stock of RHC and Elsinore.

          Violation of N.R.S. Section 905.570.2
          -------------------------------------

          481. The representations by the RICO Defendants outlined in paragraphs through and paragraphs though amount to untrue statements of material facts and/or omissions to state material facts to defraud Paulson, R&E Gaming, RAS, EAS and Carlo in connection with an offer to sell securities, to wit: the common stock of Riviera and Elsinore.

          482. As a proximate result of the racketeering activity of Jefferies, Morgens, Waterfall, RHC and Elsinore, Paulson, R&E Gaming, RAS, EAS and Carlo have been damaged in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount up to or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC,
Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith.

          Resulting Violation of N.R.S. Section 207.400(c)
          ------------------------------------------------

          483. Under the provisions of N.R.S. Section 207.470, Plaintiffs have been injured in their business or property by reason of a violation of N.R.S.
Section 207.400. Pursuant to N.R.S. Section 207.470, Plaintiffs are entitled to maintain this action and to recover herein three times the actual damages sustained and the costs of suit, including attorneys fees and investigation and litigation costs.

                          FORTY-SIXTH CLAIM FOR RELIEF

 (By All Plaintiffs Against Stevens, Croxton, Voigt, Morgens, Waterfall, RHC and
              Elsinore for Treble Damages, Attorneys Fees and Costs
       For Conspiracy to Violate N.R.S. Section 207.400(c) (Nevada RICO))

          484.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through , inclusive, of this Complaint.

          485. From at least November 26, 1996 through the present, in California, Nevada, Louisiana, New York and elsewhere, the RICO Defendants, being persons employed by or affiliated in the J.M.W.R.E. enterprise, unlawfully and wilfully combined, confederated, agreed and conspired with each other and with others to violate N.R.S. Section 207.400(c), that is, to conduct or participate in the management and operation, directly or indirectly, of the affairs of the J.M.W.R.E. enterprise through racketeering activity, all in violation of N.R.S. Section 207.400(h).

          486. Stevens, Croxton, Voigt, Jefferies, Morgens, Waterfall, Elsinore and RHC were each associated with the J.M.W.R.E. enterprise and all had the authority to control and did in fact control, manage, operate and conduct the affairs of the J.M.W.R.E. enterprise in order to fulfill the designs described in paragraph herein.

          487. Part of the conspiracy was that each of the RICO Defendants committed and agreed, either expressly or impliedly, to be involved in and/or support the aforementioned racketeering activity.

          488. In furtherance of the conspiracy and to effect the objects thereof, the RICO Defendants committed and caused to be committed a series of overt acts, including:

          a. Entering into and/or acceding to the Jefferies' First Finders Agreement re Paulson, as described above;

          b. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson did not exist in the Riviera Merger Agreement, as described above;

          c. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson did not exist in the Riviera Option Agreement, as described above;

          d. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson did not exist in the Elsinore Merger Agreement, as described above;

          e. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson did not exist in the Elsinore Option Agreement, as described above;

          f. Fraudulently misrepresenting that the Jefferies' First Finders Agreement re Paulson had been disclosed to Paulson prior to the execution of the Riviera and Elsinore Option and Merger Agreements, and the Riviera Escrow Agreement, in September of 1997, as described above;

          g. Fraudulently denying that the Jefferies' First Finders Agreement re Paulson did not exist in the correspondence since February of 1998, as described above.

          489. Plaintiffs have been directly and proximately injured, by acts constituting violations or attempted violations of N.R.S. Sections 205.380 and 90.570, in their business and property by reason of the RICO Defendants' violation of N.R.S. 207.400(h), in an amount to be proven at trial, including but not limited to, if it should ultimately be determined that the agreements associated with the Riviera/Elsinore Transaction are not void and are enforceable against Plaintiffs, or any of them, an amount up to or in excess of $20 million equal to all monies Plaintiffs have paid or must pay to Morgens, Waterfall, RHC, Elsinore, Keyport and SunAmerica with respect to the Riviera/Elsinore Transaction and the agreements associated therewith. Resulting Violation of N.R.S. Section 207.400(h) 490. Under the provisions of N.R.S.
Section 207.470, Plaintiffs have been injured in their business or property by reason of a violation of N.R.S. Section 207.400.

Pursuant to N.R.S. Section 207.470, Plaintiffs are entitled to maintain this action and to recover herein three times the actual damages sustained and the costs of suit, including attorneys fees and investigation and litigation costs.

                         FORTY-SEVENTH CLAIM FOR RELIEF
                         ------------------------------

        (By All Plaintiffs Against Stevens, Croxton, Voigt, and Jefferies
                             for Declaratory Relief)

          491.   Plaintiffs   reallege  and  incorporate   herein  by  reference
paragraphs 1 through 497, inclusive, of this Complaint.

          492. As part of the Jefferies Retainer Agreement, at Jefferies' insistence, Paulson executed Schedule A to that Agreement ("Schedule A"). A true and correct copy of Schedule A to the Jefferies Retainer Agreement is attached hereto as Exhibit "20" and is incorporated herein by reference.

          493. Plaintiffs are informed and believe, and thereupon allege, that Jefferies, Stevens, Croxton and Voigt (the "Jefferies Defendants") contend that, pursuant to Schedule A, Paulson must "indemnify and hold harmless" the Jefferies Defendants, and each of them, for the damages suffered by Plaintiffs as a result of the actions or omissions by the Jefferies Defendants, or any of them, as alleged herein.

          494. Plaintiffs are informed and believe, and thereupon allege, that the Jefferies Defendants contend that, pursuant to Schedule A, the damages recoverable by Plaintiffs from the Jefferies Defendants, and each of them, as a result of the actions or omissions by the Jefferies Defendants, or any of them, as alleged herein, are limited to the amount of fees received by Jefferies pursuant to the Jefferies Retainer Agreement.

          495. Plaintiffs dispute that Plaintiffs, or any of them, are required to indemnify or defend the Jefferies Defendants, or any of them, in connection with the claims alleged herein or any other claims arising out of or related to the Riviera/Elsinore Transaction and/or the Riverboat Transaction.

          496. Plaintiffs dispute that Plaintiffs' claims for damages, as alleged herein, as against the Jefferies Defendants, or any of them, are in any way limited to or related to the amount of fees paid to Jefferies pursuant to the Jefferies Retainer Agreement.

          497. An actual controversy of a justiciable nature now exists as to whether: (1) Plaintiffs, or any of them, are required to indemnify or defend the Jefferies Defendants, or any of them, in connection with the claims alleged herein or any other claims arising out of or related to the Riviera/Elsinore Transaction and/or the Riverboat Transaction; and (2) Plaintiffs' claims for damages, as alleged herein, as against the Jefferies Defendants, or any of them, are in any way limited to or related to the amount of fees paid to Jefferies pursuant to the Jefferies Retainer Agreement. The controversy is of sufficient immediacy to justify the issuance of a declaratory judgment consistent with the above-alleged contentions of Plaintiffs declaring in sum and substance that: (1) Plaintiffs are not required to indemnify or defend the Jefferies Defendants, or any of them, in connection with the claims alleged herein or any other claims arising out of or related to the Riviera/Elsinore Transaction and/or the Riverboat Transaction; and (2) Plaintiffs' claims for damages, as alleged herein, as against the Jefferies Defendants are in no way limited to or related to the amount of fees paid to Jefferies pursuant to the Jefferies Retainer Agreement.

                                PRAYER FOR RELIEF
                                -----------------

          498.  WHEREFORE,   Plaintiffs  now  pray  for  judgment  against  each
Defendant on all claims for relief as follows:

As to Defendant Jefferies & Company, Inc.:
-----------------------------------------

          1. Actual damages in an amount to be proven at trial but in excess of $20,000,000;

          2.   Exemplary damages in the amount of $20,000,000;

          3.   Treble damages;

          4.   Attorney's fees;

          5.   Costs of investigation and litigation;

          6. A Judicial Declaration that: (1) Plaintiffs are not required to indemnify or defend Jefferies in connection with the claims alleged herein or any other claims arising out of or related to the Riviera/Elsinore Transaction and/or the Riverboat Transaction; and (2) Plaintiffs' claims for damages, as alleged herein, as against Jefferies are in no way limited to or related to the amount of fees paid to Jefferies pursuant to the Jefferies Retainer Agreement; and

          7.   Such other relief as the Court deems proper.

As to Defendants M. Brent Stevens, Steven Croxton and Paul Voigt:
----------------------------------------------------------------

          1. Actual damages in an amount to be proven at trial but in excess of $20,000,000;

          2.   Exemplary damages in the amount of $20,000,000;

          3.   Treble damages;

          4.   Attorney's fees;

          5.   Costs of investigation and litigation;

          6. A Judicial Declaration that: (1) Plaintiffs are not required to indemnify or defend Stevens, Croxton and/or Voigt in connection with the claims alleged herein or any other claims arising out of or related to the Riviera/Elsinore Transaction and/or the Riverboat Transaction; and (2) Plaintiffs' claims for damages, as alleged herein, as against Stevens, Croxton and Voigt are in no way limited to or related to the amount of fees paid to Jefferies pursuant to the Jefferies Retainer Agreement; and

          7.   Such other relief as the Court deems proper.

As to Defendant Elsinore Corporation:
------------------------------------

          1. Actual damages in an amount to be proven at trial but in excess of $20,000,000;

          2.   Exemplary damages in the amount of $20,000,000;

          3.   Treble damages;

          4.   Attorney's fees;

          5.   Costs of investigation and litigation;

          6.   Recission of the Elsinore Merger Agreement;

          7. Restitution of all amounts expended and lost as a result of the Elsinore Merger Agreement;

          8. A Judicial Declaration that the termination of the Elsinore Merger Agreement which took place herein constitutes a "Non-Payment Termination Event" as defined under the Elsinore Merger Agreement and/or that Elsinore is not entitled to any compensation from R&E Gaming and/or EAS under the Elsinore Merger Agreement; and

          9.   Such other relief as the Court deems proper.

As to Defendant Riviera Holdings Corporation:
--------------------------------------------

          1. Actual damages in an amount to be proven at trial but in excess of $20,000,000;

          2.   Exemplary damages in the amount of $20,000,000;

          3.   Treble damages;

          4.   Attorney's fees;

          5.   Costs of investigation and litigation;

          6. Recission of the Riviera Merger Agreement and the Riviera Escrow Agreement;

          7. Restitution of all amounts expended in connection with the Riviera Merger Agreement and the Riviera Escrow Agreement;

          8. A Judicial Declaration that the termination of the Riviera Merger Agreement which took place herein constitutes a "Non-Payment Termination Event" as defined under the Riviera Escrow Agreement and/or that R&E Gaming is entitled to return of the Escrow Consideration; and

          9.   Such other relief as the Court deems proper.

As to Defendant Morgens, Waterfall, Vintiadis & Company:
-------------------------------------------------------

          1. Actual damages in an amount to be proven at trial but in excess of $20,000,000;

          2.   Exemplary damages in the amount of $20,000,000;

          3.   Treble damages;

          4.   Attorney's fees;

          5.   Costs of investigation and litigation;

          6. Recission of the Riviera Option Agreement and the Elsinore Option Agreement;

          7. Restitution of all amounts expended in connection with the Riviera Option Agreement and the Elsinore Option Agreement and the Riviera Camera Agreement;

          8. The imposition of a constructive trust on the proceeds of the Elsinore/Morgens, Waterfall Letter of Credit and the Riviera/Morgens, Waterfall Letter of Credit and any and all profits therefrom;

          9. A Judicial Declaration that the termination of the Riviera Merger Agreement and the Elsinore Merger Agreement which took place herein constitutes a "Non-Payment Termination Event" as defined under the Riviera Escrow Agreement, the Riviera Option Agreement and the Elsinore Option Agreement; and

          10.  Such other relief as the Court deems proper.

Against  Defendants Keyport Life Insurance Company and SunAmerica Life Insurance
--------------------------------------------------------------------------------
Company:
-------

          1. Actual damages in an amount to be proven at trial; but in excess of $20,000,000;

          2.   Costs of investigation and litigation;

          3.   Recission of the Riviera Option Agreement;

          4. Restitution of all amounts expended in connection with the Riviera Option Agreement and the Elsinore Option Agreement and the Riviera Escrow Agreement;

          5. The imposition of a constructive trust on the proceeds of the Keyport Letter of Credit and/or the SunAmerica Letter of Credit and any and all profits therefrom;

          6. A Judicial Declaration that the termination of the Riviera Merger Agreement which took place herein constitutes a "Non-Payment Termination Event" as defined under the Riviera Option Agreement; and

          7.   Such other relief as the Court deems proper.

                              DEMAND FOR JURY TRIAL
                              ---------------------

          Plaintiffs hereby demand a jury trial on all issues so triable.


DATED: May ____, 1998

                                   MUSICK, PEELER & GARRETT LLP
                                        Richard P. Crane, Jr.
                                        Joseph J. McCann, Jr.
                                        Dennis M. P. Ehling



                                   By:  ____________________________
                                            Richard P. Crane, Jr.
                                   Attorneys  for  Plaintiffs
                                   ALLEN  P.  PAULSON,   an  individual;
                                   R&E  GAMING CORPORATION,  a Delaware
                                   Corporation; ELSINORE ACQUISITION
                                   SUB, INC., a Nevada Corporation;
                                   RIVIERA  ACQUISITION  SUB,  INC.,
                                   a  Nevada  Corporation;  CARLO
                                   CORPORATION, a Delaware Corporation

                                   Appendix A
                                   ----------

          1. June 16, 1997 Memorandum from Steven Croxton of Jefferies to Allen E. Paulson attaching financial statistics and pictures of Crescent City Queen Riverboat.

          2. June, 1997 Communications from Steven Croxton of Jefferies to Allen E Paulson regarding status of negotiations with Casino Magic Louisiana for price, terms and conditions of purchase of Crescent City Queen Riverboat.

                                   Appendix B
                                   ----------

          3. March 7, 1997 facsimile transmission from Nick Toor of Jefferies to Cherri Skoczek of Paulson Enterprises attaching a presentation and financial information regarding the Riviera/Elsinore Transaction.

          4. April 28, 1997 facsimile transmission from Greg Gorman of Jefferies to Cherri Skoczek of Paulson Enterprises attaching an analysis of the value of Riviera Common Stock purchase options held by Riviera executives.

          5. May 12, 1997 presentation by Jefferies to Full House Resorts, including a presentation of analysis regarding the financial condition and projections for the Riviera/Elsinore Transaction.

          6. June 5, 1997 facsimile transmission from Greg Gorman of Jefferies to Cherri Skoczek attaching analysis regarding the financial condition and projections for the Riviera/Elsinore Transaction.

          7. July 31, 1997 Chart prepared by Jefferies entitled "R&E Holdings-Proposed Structure," which presents an analysis of and advice regarding the appropriate financing structure R&E Gaming should employ in acquiring RHC and Elsinore.

          8.   October  3, 1997  Jefferies  presentation  to  Paulson  regarding
               Jefferies' analysis and advice as to the appropriate financing structure for the Riviera/Elsinore Transaction.

          9. October 3, 1997 facsimile transmission from Brent Stevens of Jefferies to Paulson attaching Jefferies' Presentation to Paulson regarding Jefferies' analysis and advice as to the appropriate financing structure for the Riviera/Elsinore Transaction.

          10.  October 6, 1997 Jefferies  Presentation to Riviera Holdings Corp.
               regarding   proposed   Acquisition    Financing   Structure   for
               Riviera/Elsinore Transaction.

          11. January 15, 1998 facsimile transmission from M. Brent Stevens of Jefferies to Paulson with attached draft letter outlining Jefferies' further analysis and advice regarding a financing strategy for the Riviera/Elsinore Transaction.

          12. January 21, 1998 facsimile transmission from M. Brent Stevens of Jefferies to Paulson with attached draft letter outlining Jefferies' further analysis and advice regarding a proposed financing strategy for the Riviera/Elsinore Transaction.

          13. January 28, 1998 letter from Nick Toor of Jefferies to Paulson outlining Jefferies' further analysis and advice regarding a financing strategy for the Riviera/Elsinore Transaction.

                                   Appendix C
                                   ----------

          1. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about February 24, 1998 in which Waterfall represents that Morgens, Waterfall has "[a]t no time ... been subject to any valid claim of any broker, investment banker, finder or other intermediary in connection with the Elsinore" sale.

          2. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about March 13, 1998 in which Waterfall represents that the Jefferies First Finders Agreement re Paulson never existed.

          3. Letter from Bruce Waterfall to Allen E. Paulson, President of R&E Gaming, transmitted via facsimile on or about March 30, 1998 in which Waterfall represents that the Jefferies First Finders Agreement re Paulson never existed.

                                   Appendix D
                                   ----------

          1. May 9, 1997 memorandum from Duane Krohn of RHC to Nick Toor, Steve Croxton and Ray Cheesman of Jefferies regarding 1997 projected budgets for RHC based on various assumptions.

          2.   May 13, 1997 correspondence from Duan Krohn of RHC to Greg Gorman
               of  Jefferies   regarding  financial  data  and  projections  for
               Elsinore.

          3. June 9, 1997 memorandum from Westerman to Stevens regarding Black Hawk Project and management of other RHC properties.

          4. June 19, 1997 correspondence from Duan Krohn of RHC to Greg Gorman of Jefferies regarding May, 1997 financial reports, five
               (5) year capital budget, and proposed debt re-write.

          5. August 28, 1997 Agenda of Meeting and presentation to agents of Paulson by RHC regarding analysis as to the financial condition of, and projections for the financial future of, both RHC and Elsinore.

          6. November 3, 1997 memorandum from Westerman to Paulson and Edward White regarding RHC's explanation for sharp downturn in financial performance of RHC during 3rd Quarter of 1997.

          7. November 13, 1997 memorandum from Westerman to Stevens regarding enclosed financial models for Riviera, Elsinore and Black Hawk properties.

          8. December 5, 1997 memorandum from Westerman to Stevens regarding RHC financial projections through March, 1998.